                                                                  Exhibit 10.28



***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE
INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                                  LNM980716RMPT



                               GENERAL AGREEMENT

                                    BETWEEN

                          PAETEC COMMUNICATIONS, INC.
                          ---------------------------

                                      AND

                           LUCENT TECHNOLOGIES INC.







                   *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                  LNM980716RMPT


                               TABLE OF CONTENTS
                               GENERAL AGREEMENT

Section                                                                                              Page
-------                                                                                              ----
 1.    ARTICLE I GENERAL TERMS AND CONDITIONS......................................................     1
 1.1   DEFINITIONS:................................................................................     1
 1.2   TERM OF AGREEMENT:..........................................................................     3
 1.3   SCOPE:......................................................................................     3
 1.4   CUSTOMER RESPONSIBILITY:....................................................................     4
 1.5   ORDERS:.....................................................................................     4
 1.6   CHANGES IN CUSTOMER'S ORDERS:...............................................................     5
 1.7   CHANGES IN PRODUCTS:........................................................................     5
 1.8   PRICES:.....................................................................................     5
 1.9   INVOICES AND TERMS OF PAYMENT:..............................................................     6
 1.10  PURCHASE MONEY SECURITY INTEREST:...........................................................     7
 1.11  TAXES:......................................................................................     8
 1.12  TRANSPORTATION AND PACKING:.................................................................     8
 1.13  TITLE AND RISK OF LOSS:.....................................................................     8
 1.14  WARRANTY:...................................................................................     8
 1.15  INFRINGEMENT:...............................................................................    10
 1.16  CUSTOMER'S REMEDIES:........................................................................    12
 1.17  USE OF INFORMATION:.........................................................................    12
 1.18  DOCUMENTATION:..............................................................................    13
 1.19  NOTICES:....................................................................................    13
 1.20  FORCE MAJEURE:..............................................................................    14
 1.21  ASSIGNMENT:.................................................................................    14
 1.22  TERMINATION OF AGREEMENT FOR BREACH:........................................................    14
 1.23  ARBITRATION:................................................................................    15
 1.24  NON-SOLICITATION:...........................................................................    15
 1.25  INDEPENDENT CONTRACTOR:.....................................................................    15
 1.26  RELEASES VOID:..............................................................................    15
 1.27  PUBLICITY:..................................................................................    15
 1.28  CONFIDENTIALITY OF AGREEMENT:...............................................................    15
 1.29  AMENDMENTS:.................................................................................    16
 1.30  SEVERABILITY:...............................................................................    16
 1.31  WAIVER:.....................................................................................    16
 1.32  SURVIVAL:...................................................................................    16
 1.33  SECTION HEADINGS:...........................................................................    16
 1.34  CHOICE OF LAW:..............................................................................    16
 1.35  AMBIGUITIES:................................................................................    16
 2.................................................................................................    17
 2.    ARTICLE II PROVISIONS APPLICABLE TO LICENSED MATERIALS......................................    17
 2.1   LICENSE FOR LICENSED MATERIALS:.............................................................    17
 2.2   CHANGES IN LICENSED MATERIALS:..............................................................    17
 2.3   CANCELLATION OF LICENSE:....................................................................    17
 2.4   OPTIONAL SOFTWARE FEATURES:.................................................................    18
 2.5   ADDITIONAL RIGHTS IN LICENSED MATERIALS:....................................................    18
 2.6   INSTALLATION OF SOFTWARE:...................................................................    18
 2.7   SOFTWARE ACCEPTANCE:........................................................................    18
 2.8   MODIFICATIONS BY CUSTOMER TO USER CONTROLLED MODULES:.......................................    19
 2.9   ADDITIONAL SOFTWARE RIGHTS FOR 5ESS(R) SWITCH LICENSED MATERIALS............................    19
 3.................................................................................................    21
 3.    ARTICLE III PROVISIONS APPLICABLE TO ENGINEERING, INSTALLATION AND OTHER SERVICES...........    21
 3.1   SITE REQUIREMENTS:..........................................................................    21
 3.2   ADDITIONAL ITEMS TO BE PROVIDED BY CUSTOMER:................................................    22
 3.3   ITEMS TO BE FURNISHED BY SELLER.............................................................    25
 3.3.1 ENGINEERING:................................................................................    25
 3.3.2 INSTALLATION:...............................................................................    25
 3.4   ACCEPTANCE..................................................................................    28

                   *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                   LNM980716RMPT


 3.5   WORK OR SERVICES PERFORMED BY OTHERS:.......................................................    28
 4.................................................................................................    29
 4.    ARTICLE IV ENTIRE AGREEMENT:................................................................    29
 4.1   ENTIRE AGREEMENT............................................................................    29

                   *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                  LNM980716RMPT



This General Agreement Number LNM980617RMPT (hereinafter "General Agreement" or "Agreement") is made effective as of the 17/th/ day of June, 1998 ("Effective Date") by and between PaeTec Communications, Inc., a Delaware corporation, with offices located at 290 Woodcliff Drive, Fairport, NY 14450 (hereinafter "Customer"), and Lucent Technologies Inc., a Delaware corporation, acting through its Global Service Provider Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974 (hereinafter "Seller").

WHEREAS, Seller desires to supply to Customer and Customer desires to procure from Seller the products and services described herein, pursuant to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be lawfully bound agree as follows:

                                 1. ARTICLE I

                         GENERAL TERMS AND CONDITIONS

1.1 DEFINITIONS:
For the purpose of this Agreement, the following definitions will apply:

(a) "Affiliate" of a corporation means its parent company, its Subsidiaries, and any other Subsidiaries of such company or its parent company.

(b) "Bill and Hold Products" means Products, Licensed Materials, and/or parts thereof, which the Customer requests and Seller agrees to inventory or warehouse, at a price mutually agreed to by the parties, until final delivery to the Customer.

(c) "Customer Price List" means Seller's published "Ordering and Price Guides" or other price notification releases furnished by Seller for the purpose of communicating Seller's prices or pricing related information to Customer; however, this does not include firm price quotations.

(d) "Cutover" means the verification by Seller and Customer of actual usage over the installed Products. This function occurs after Turnover and is not performed by Seller unless specifically requested by Customer and is usually covered under a separate Professional Services Agreement.

(e) "Delivery Date" means the date required under this Agreement by which all deliverables ordered by Customer are to be delivered to the destination specified in the order.

(f) "Designated Processor" means the Product for which licenses to Use Licensed Materials are granted.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                  LNM980716RMPT



(g) "Firmware" means a combination of (1) hardware and (2) Software represented by a pattern of bits contained in such Hardware.

(h) "Fit" means physical size or mounting arrangement (e.g., electrical or mechanical connections).

(i)  "Form means physical shape.

(j)  "Function" means the operation the Product performs.

(k) "Hazardous Materials" means material designated as a "hazardous chemical substance or mixture" pursuant to Section 6 of the Toxic Substance Control Act; a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C.1801,et seq.); "hazardous substance" as defined in the Occupational Safety and Health Act Hazard Communication Standard (29 CFR 1910.1200) or as defined in the Comprehensive Governmental Response, Compensation and Liability Act, 42 U.S.C. 9601 (14), or other pollutant or contaminant.

(l) "Installation Complete Date" means the date on which OS Software or transmission systems Software is installed by Seller at the location specified in the order and determined by Seller to be ready for Use by Customer.

(m) "Licensed Materials" means the Software and Related Documentation for which licenses are granted by Seller under this Agreement; no Source Code versions of Software are included in Licensed Materials.

(n) "OS Software" means the object code Software, for operations systems, embodied in any medium, including firmware.

(o) "Product" means equipment hardware, and parts thereof, but the term does not mean Software whether or not such Software is part of Firmware.

(p) "Related Documentation" means materials useful in connection with Software such as, but not limited to, flowcharts, logic diagrams and listings, program descriptions and Specifications.

(q) "Services" means any engineering, installation or repair services to be performed by Seller under this Agreement, but the term "Services" does not include any services provided by the Professional Services Division of Seller's Network Systems Group unless otherwise expressly agreed to in writing by the parties.

(r) "Software" means a computer program consisting of a set of logical instructions and tables of information that guide the functioning of a processor. Such program may be contained in any medium whatsoever, including hardware containing a pattern of bits, representing such program. However, the term "Software" does not mean or include such medium.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



(s) "Source Code" means any version of Software incorporating high-level or assembly language that generally is not directly executable by a processor.

(t) "Specifications" means Seller's or its vendor's technical specifications for particular Products or Software furnished hereunder.

(u) "Statement of Work" (SOW) means the detailed description of the actual Services to be performed which includes the expected completion dates of such Services as shown in Exhibit 1.

(v) "Subsidiary" means any corporation in which Customer owns more than fifty percent (50%) of the eligible voting stock; such corporation shall be deemed to be a Subsidiary of such Customer only as long as such ownership or control exists.

(w) "Turnover" means, with respect to Products and Software to be installed by Seller, the point at which Seller has completed the installation and notifies Customer that the installation is completed and that Seller has confirmed that the installed Product and/or Software comply with Seller's Specifications. This term does not mean Cutover which is separately defined herein.

(x) "Use," with respect to Licensed Materials means loading the Licensed Materials, or any portion thereof, into a Designated Processor for execution of the instructions and tables contained in such Licensed Materials.

1.2 TERM OF AGREEMENT:
     The term of this Agreement shall commence on the Effective Date and shall continue in effect thereafter for a period of five (5) years ("Term").

1.3 SCOPE:
(a) The terms and conditions of this Agreement shall apply to all transactions occurring during the Term whereby Products, Licensed Materials or Services are provided by Seller's Global Service Providers Group (formerly Network Systems Group) to Customer. Except as expressly stated in this Agreement, this Agreement shall not apply to any products, licensed materials or services offered for supply by any other group (e.g. Microelectronics, Business Communications Systems) within Lucent. By placing orders with Seller, including change and/or addition orders, or using any Products, Licensed Materials, or Services provided hereunder, Customer agrees to be bound to the terms of this Agreement. Customer understands and agrees that all Products, Licensed Materials, or Services furnished by Seller to Customer pursuant to this Agreement shall be for Customer's own internal use in the United States only. Products, Licensed Materials or Services furnished under this Agreement are not being supplied for resale and shall not be resold by Customer.

(b) All firm price quotes made by Seller to Customer shall incorporate the terms and conditions of this Agreement. Any conflicting terms and conditions of a firm price quote, signed

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                  LNM980716RMPT



by an authorized representative of Seller and Customer and dated after the effective date of this Agreement, will supersede the comparable terms of this Agreement.

1.4 CUSTOMER RESPONSIBILITY:
     Customer shall, at no charge to Seller, provide Seller with such technical information, data, technical support or assistance as may reasonably be required by Seller to fulfill its obligations under this Agreement, any subordinate agreement or order. If Customer fails to provide the technical information, data, support or assistance, Seller shall be discharged from any such obligation.

1.5 ORDERS:
(a) All orders submitted by Customer for Products, Licensed Materials, and Services shall incorporate and be subject to the terms and conditions of this Agreement. Any order submitted pursuant to a firm price quotation shall include such firm price quotation number. All orders, including electronic orders, shall contain the information as detailed below:

     (i)    Complete and correct ship to and bill to address;
     (ii) The quantity and type of Products, Licensed Materials, and Services being ordered;
     (iii)  The price;
     (iv) The requested Delivery Date in accordance with Seller's standard interval for the Products, Licensed Materials, and Services being ordered. In the event a non standard interval has been mutually agreed to by the parties, reference to the specific document agreeing to the interval needs to be included;
     (v) The requested completion date in accordance with Seller's standard interval for the Products, Licensed Materials, and Services being ordered;
     (vi)   Reference to this Agreement;
     (vii) If an order is for Bill and Hold Products, the phrase "Bill and Hold" must be clearly and conspicuously stated in the order.

     The requested Delivery Date of any order must be in accordance with Seller's published standard order intervals in effect on the date of receipt of order by Seller. Seller reserves the right to change such standard order intervals without notification to Customer but only with respect to future orders. Such change shall not affect orders accepted by Seller prior to the change to the standard order intervals. Electronic orders with a value of [***] dollars ($[***]) or less shall be binding on Customer notwithstanding the absence of a signature. Electronic orders placed by Customer with a value greater than [***] dollars ($[***]) shall be processed based upon a mutually agreed upon process prior to the placement of such orders. All orders are subject to acceptance by Seller. Seller reserves the right to place any order on hold, delay shipment, and/or reject any order due to, but not limited to the breach or default by Customer of its obligations under this Agreement or Customer's insufficient credit limits. Terms and conditions on Customer's purchase order which are inconsistent with the provisions of this Agreement and any pre-printed terms and conditions on Customer's purchase order shall be ineffective, void and of no force and effect. Orders shall be sent to the following address:

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


  Lucent Technologies Inc.
  Customer Service
  6701 Roswell Road
  Building D - 3rd Floor
  Atlanta, GA 30328-2501

(b) If an order is for Bill and Hold Products, the phrase "Bill and Hold" must clearly and conspicuously appear on the order. In the event Customer orders Bill and Hold Products, Seller will defer final shipment of such Product(s) until the final ship date indicated on the purchase order or such final ship date as is mutually agreed between the parties provided that in no event shall Seller be obligated to hold Bill and Hold Products longer than one (1) year from the date of the applicable purchase order. Customer agrees to pay to Seller a monthly stocking fee for any Bill and Hold Products held beyond the final ship date indicated on the purchase order or otherwise mutually agreed to date.

1.6 CHANGES IN CUSTOMER'S ORDERS:
     Changes by Customer to an order which has been previously accepted by Seller (a "Change Order") are subject to acceptance by Seller. Change Orders shall be treated as a separate order and shall follow Seller's change order process. In the event Seller accepts a Change Order and such change affects Seller's ability to meet its obligations under the original order, any price (or discount, if applicable), shipment date or Services completion date quoted by Seller with respect to such original order is subject to change. Seller will provide to Customer written quotations and expected completion dates for any requested Change Orders.

1.7 CHANGES IN PRODUCTS:
     Prior to shipment, Seller may at any time make changes in Products. Seller may modify the Product(s) drawings and Specifications or substitute Products of later design. Seller agrees that such modifications or substitutions will not impact upon Form, Fit, or Function under normal and proper use of the ordered Product as provided in Seller's Specifications. With respect to changes, modifications, and substitutions that do impact the Form, Fit, or Function of the ordered Product, Seller shall notify Customer in writing thirty (30) days prior to the date the changes become effective. In the event the Customer objects to the change, Customer shall notify Seller within thirty (30) days from the date of notice. Upon receipt of notice, Seller shall not furnish modified Products to Customer on any orders in process.

1.8 PRICES:
(a) To the extent Customer's order is subject to a firm price quotation made by Seller, prices, fees and charges (hereinafter "Prices") shall be as set forth in Seller's firm price quotation.

(b) Except as expressly stated in this Agreement, in all other cases Prices shall be those contained in Seller's Customer Price Lists. The applicable Customer Price List shall be the issue that is in effect on the date of Seller's receipt of the order. The requested Delivery Date of such order must be in accordance with Seller's published shipping or planning interval or thirty (30) days from the date of order receipt, whichever is longer. Prices for Products and license fees for

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


Licensed Materials to be shipped, or Services to be performed beyond the published shipping interval will be based upon the date required for order entry by Seller in accordance with Customer's requested date and applying the Price from the Customer Price List as of that date.

(c) Seller may amend its Prices, other than those subject to firm price quotations and, except when applicable Prices are adjusted for changes in raw material prices, Seller agrees to provide thirty (30) days written notice of any increase in Prices contained in Seller's Customer Price Lists. When Prices contained in Seller's Customer Price Lists are adjusted for changes in raw material prices, Seller's new Prices will be revised effective the first day of any given month. The basis for raw material adjustments will be provided to Customer upon request.

1.9 INVOICES AND TERMS OF PAYMENT:
(a) Payment for Products, Licensed Materials and Services (including transportation charges and taxes, if applicable) will be due in accordance with the payment schedule described below. Upon acceptance of the purchase order and initial payment required below, Seller will commence the order fulfillment process. Seller shall notify Customer when the Products and/or Licensed Materials are ready for shipment. Upon such notification, Customer shall arrange the electronic transfer of funds for the second payment in accordance with subsection (c) below. Upon receipt of the second scheduled payment, Seller will release the shipment for delivery to Customer. Seller will provide Customer a "record only" invoice after receipt of the second payment. Such invoice will reflect the amount due and payments received through the date of the invoice. If Seller is responsible for installation, the final payment will be invoiced upon Turnover or as soon thereafter as practical. For furnish only orders the final payment will be invoiced upon shipment or as soon as practical thereafter. In either case the payment is due for receipt by Seller within thirty (30) days of the date of the invoice.

----------------------------------------------------------------------------------------------
           Payment Milestone Schedule                     Percent of Total Amount of Purchase
                                                                       Order Due
----------------------------------------------------------------------------------------------
  To Accompany Purchase Order (Initial                                  [***]%
  Payment)
----------------------------------------------------------------------------------------------
  Prior to Shipment of Products (Second                                 [***]%
  Payment)
----------------------------------------------------------------------------------------------
  Due to Seller within thirty (30) days of date of                      [***]%
  invoice (Final Payment)
----------------------------------------------------------------------------------------------

(b) For Products, Licensed Materials and Services (including transportation charges and taxes, if applicable) that are not required to be paid in advance, Seller will invoice Customer, all amounts due for Products and Licensed Materials upon shipment and all amounts due for Services, upon completion of Services or, in either event, as soon as practical thereafter. Customer shall pay such invoiced amounts for receipt by Lucent within thirty (30) days of the invoice date. Bill and Hold Products will be invoiced by Seller upon the earlier of (i) completion of assembly at Seller's facility or (ii) upon stocking at Customer's designated location. Such invoice will serve as Seller's notification that Bill and Hold Products are complete and ready to be released by Customer for final shipment. A sample invoice is provided in Exhibit 2 for informational purposes only.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


(c) Customer shall pay all amounts due Seller hereunder using Electronic Funds Transfer ("EFT") whether amounts have been invoiced by Seller or are due as advance payments. EFT payments by Customer shall be made to the following account of Seller or such other account as is subsequently designated by Seller in writing and, concurrent with the EFT payment, Customer shall fax a copy of the remittal to Seller's Manager Cash Operations at 770-750-4288.

     Chase Manhattan Bank
     New York, New York
     Account Name: Lucent Technologies Inc.
     ACCT. 910144-9099
     ABA 021000021

(d) If Customer fails to pay any invoiced amount when due, the invoiced amount will be subject to a late payment charge at the rate of [***] percent ([***]) per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). Customer agrees to pay Seller's reasonable attorneys' fees and other reasonable and necessary costs incurred by Seller in the collection of any amounts invoiced hereunder.

(e) Customer agrees to review all invoices furnished by Seller hereunder upon receipt and, notify Seller of any billing discrepancies within fifteen (15) days of receipt of the applicable invoice. Such inquiries can be directed to Seller in writing or by telephone. Inquiries shall be made to the telephone number or, if in writing, to the address identified on the invoice.

1.10 PURCHASE MONEY SECURITY INTEREST:
(a) Seller reserves and Customer agrees that Seller shall have a purchase money security interest in all Products and Licensed Materials heretofore supplied or hereafter supplied to Customer by Seller under this Agreement until any and all payments and charges due Seller under this Agreement including, without limitation, shipping and installation charges, are paid in full. Seller shall have the right, at any time during the Term and without notice to Customer, to file in any state or local jurisdiction such financing statements (e.g., UCC-1 financing statements) as Seller deems necessary to perfect its purchase money security interest hereunder. Upon request by Seller, Customer hereby agrees to execute all documents necessary to secure Seller's purchase money security interest including without limitation, UCC-1 or such other documents Seller deems reasonably necessary. Notwithstanding the foregoing obligation of Customer to execute, Customer hereby irrevocably appoints Seller as its attorney-in-fact solely for purposes of executing and filing such financing statements and such other documents prepared by Seller or its designated agent for purposes of perfecting Seller's security interest hereunder. Customer also agrees that this Agreement may be filed by Seller in any state or local jurisdiction as a financing statement (or as other evidence of the Seller's purchase money security interest).

(b) In addition to any other remedy available to Seller as provided herein, by common law and by statute, Seller may exercise its right to reclaim all Products and Licensed Materials sold to Customer pursuant to UCC-702 or such other applicable provision as it may exist from state to state, upon discovery of Customer's insolvency, provided Seller demands in writing reclamation of such goods before ten (10) days after receipt of such goods by Customer, or if such ten (10)

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


day period expires after the commencement of a bankruptcy case, before twenty
(20) days after receipt of such goods by the Customer.

1.11 TAXES:

      Customer shall be liable for all taxes and related charges, however designated, imposed upon or based upon the provision, sale, license or Use of Products, Licensed Materials or Services levied upon the sale, excluding taxes on Seller's net income, unless Customer provides Seller with a valid tax exempt certificate. Seller's failure to collect taxes in accordance herewith shall not be deemed to be an authorization to resell Products or Services or sublicense Licensed Materials.

1.12 TRANSPORTATION AND PACKING:

      Seller, in accordance with its normal practices, shall arrange for prepaid transportation to destinations in the contiguous United States and shall invoice transportation charges to Customer. Premium transportation will be used only at Customer's request. Seller shall pack Products for delivery in the contiguous United States, in accordance with its standard practices for domestic shipments. Where, in order to meet Customer's requests, Seller packs Products in other than its normal manner or for destinations outside the contiguous United States, Customer shall pay the additional charges for such packing and transportation.

1.13 TITLE AND RISK OF LOSS:

      Title to Products only and risk of loss to Products and Licensed Materials shall pass to Customer upon delivery to the Customer. Title to all Licensed Materials (whether or not part of Firmware) furnished by Seller, and all copies thereof made by Customer, including translations, compilations and partial copies are, and shall remain, the property of Seller. Title to Products only and risk of loss for Products and Licensed Material for Bill and Hold Products shall pass to Customer upon stocking at Seller's facility or Customer's designated location, whichever occurs earlier. Customer shall notify Seller promptly of any claim with respect to loss which occurs while Seller has the risk of loss and shall cooperate in every reasonable way to facilitate the settlement of any claim. For purposes of this section, "delivery" shall mean the point at which Seller or Seller's supplier or agent turns over possession of the Product or Licensed Materials to Customer, Customer's employee, Customer's designated carrier, Customer's warehouse, or other Customer's agent and not necessarily the final destination shown on the order.

1.14 WARRANTY:

(a) Seller warrants to Customer only, that during the applicable Warranty Periods set forth below (i) Seller's manufactured Products (exclusive of Software) will be free from defects in material and workmanship and will conform to Seller's Specifications for such Products; (ii) Software developed by Seller will be free from those defects which materially affect performance in accordance with Seller's Specifications; and (iii) Services will be performed in a workmanlike manner and in accordance with good usage and accepted practices in the community in which Services are provided. With respect to Products or Software or partial assembly of Products furnished by Seller but neither manufactured by Seller nor purchased by Seller pursuant to its procurement Specifications ("Vendor Items"), Seller, to the extent permitted, does hereby assign to Customer the warranties given to Seller by its vendor(s) of such Vendor Items.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                  LNM980716RMPT



(b) For purposes of this Agreement the term "Warranty Period" means the period of time listed below which, unless otherwise stated, commences on date of shipment or, if installed by Seller the earliest of either: (i) acceptance by Customer; or (ii) thirty (30) days from the date Seller submits its notice of completion of its installation; or (iii) the date Customer first puts Products and/or Licensed Materials into service. For Bill and Hold Products the warranty will commence upon the date of stocking at Seller's facility or Customer's designated location. The Warranty Period for any Product or Software (or part thereof) repaired or replaced under this Section 1.14 is the period listed in the right column below or the unexpired portion of the new Product Warranty Period, whichever is longer.

                               SELLER'S MANUFACTURED PRODUCTS AND SOFTWARE
                                             WARRANTY PERIOD
---------------------------------------------------------------------------------------------------------
                                                            Base                         Repaired
                                                            ----                         --------
                                                            Period                       Product or
                                                            ------                       ----------
                                                            New                          Part
                                                            ---                          ----
                                                            Product
                                                            -------
---------------------------------------------------------------------------------------------------------
Switching Systems Products                                  [***]                        [***]
---------------------------------------------------------------------------------------------------------
Central Office Power Equipment:
---------------------------------------------------------------------------------------------------------
Associated with Switching Systems                           [***]                        [***]
---------------------------------------------------------------------------------------------------------
Not Associated with Switching Systems                       [***]                        [***]
---------------------------------------------------------------------------------------------------------
Transmission Systems Products:
---------------------------------------------------------------------------------------------------------
DACS-IV 2000,                                               [***]                        [***]
---------------------------------------------------------------------------------------------------------
FT-2000 OC-48                                               [***]                        [***]
---------------------------------------------------------------------------------------------------------
DDM-2000 OC-3/OC-12                                         [***]                        [***]
---------------------------------------------------------------------------------------------------------
DDM-2000 FIBER REACH                                        [***]                        [***]
---------------------------------------------------------------------------------------------------------
SLC 2000 Access System                                      [***]                        [***]
---------------------------------------------------------------------------------------------------------
SLC 2000 MSDT                                               [***]                        [***]
---------------------------------------------------------------------------------------------------------
SLC Series 5 (System and Plug In)                           [***]                        [***]
---------------------------------------------------------------------------------------------------------
Other Transmission Products (i.e., DDM Plus                 [***]                        [***]
Repeater Cases)
---------------------------------------------------------------------------------------------------------
Network Cable Systems Products                              [***]                        [***]
---------------------------------------------------------------------------------------------------------

All Other Products                                          [***]                        [***]
---------------------------------------------------------------------------------------------------------
Software:
---------------------------------------------------------------------------------------------------------
Switching System Software                                   [***]                        [***]
---------------------------------------------------------------------------------------------------------
Transmission Systems Software                               [***]                        [***]
---------------------------------------------------------------------------------------------------------
Operations Systems Software                                 [***]                        [***]
---------------------------------------------------------------------------------------------------------
All Other Software                                          [***]                        [***]
---------------------------------------------------------------------------------------------------------


(c) If, under normal and proper use, a defect or non-conformity appears in Seller's manufactured Products or Software during the applicable Warranty Period and Customer promptly notifies Seller in writing of such defect or non-conformance and follows Seller's instructions regarding return of defective or non-conforming Product or Software, Seller, at its option, will either repair, replace or correct the same without charge at its manufacturing or repair facility or provide a refund or credit based on the original

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



purchase price or license fee. If engineering or installation Services prove not to be performed as warranted within a [***] ([**]) [******] period commencing on the date of completion of the Services, Seller, at its option, either will correct the defect or non-conforming Services or render a full or pro-rated refund or credit based on the original charges for the Services. No Product or Software will be accepted for repair or replacement without the written authorization of and in accordance with instructions of Seller. Removal and reinstallation expenses as well as transportation expenses associated with returning such Product or Software to Seller shall be borne by Customer. Seller shall pay the costs of transportation of the repaired or replacing Product or Software to any United States destination designated by Customer. If Seller determines that returned Product or Software is not defective, Customer shall pay Seller's costs of handling, inspecting, testing and transportation and, if applicable, travel and related expenses. In repairing or replacing any Product, part of Product, or Software medium under this warranty, Seller may use either new, remanufactured, reconditioned, refurbished or functionally equivalent Products or parts. Replaced Products or parts shall become Seller's property.

(d) With respect to Seller's manufactured Products which Seller has ascertained are not readily returnable for repair, Seller, at its option, may elect to repair or replace the Products at Customer's site. In such instances, travel and living expenses for Seller's personnel to and from Customer's site shall be borne by Seller. Customer, at its expense, shall make the Products accessible for repair or replacement and shall restore the site after Seller has completed its repairs or replacement.

(e) Seller makes no warranty with respect to defective conditions or non-conformities resulting from any of the following: Customer's modifications, misuse, neglect, accident or abuse; improper wiring, repairing, splicing, alteration, installation, storage or maintenance; use in a manner not in accordance with Seller's or its vendor's Specifications, or operating instructions or failure of Customer to apply previously applicable Seller's modifications or corrections. In addition, Seller makes no warranty with respect to Products which have had their serial numbers or month and year of manufacture removed, altered and with respect to expendable items, including, without limitation, fuses, light bulbs, motor brushes and the like. No warranty is made that Software will run uninterrupted or error free, and in addition Seller makes no warranty with respect to defects related to Customer's data base errors.

(f) THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY SHALL BE SELLER'S OBLIGATION TO REPAIR, REPLACE, CREDIT, OR REFUND AS SET FORTH ABOVE IN THIS WARRANTY.

1.15 INFRINGEMENT:

(a) In the event of any claim, action, proceeding or suit by a third party against Customer alleging an infringement of any United States patent, United States copyright, or United States trademark, or a violation in the United States of any trade secret or proprietary rights by reason of the use, in accordance with Seller's Specifications, of any Product or Licensed Materials

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



furnished by Seller to Customer under this Agreement, Seller, at its expense, will defend Customer, subject to the conditions and exceptions stated below. Seller will reimburse Customer for any cost, expense or attorneys' fees, incurred (i) at Seller's written request or authorization and (ii) by Customer where Customer has provided Seller with advance written notice describing Customer's need to incur such expenses and Seller has not, within three (3) business days of such notice, taken appropriate action to obviate Customer's need to incur such expenses, in which case such inaction shall be deemed authorization for Customer to proceed, and such costs shall continue to be reimbursed by Seller, until such time as Seller demonstrates, to Customer's reasonable satisfaction, that such costs no longer need to be incurred. Further, Seller will indemnify Customer against any liability assessed against Customer by final judgment on account of such infringement or violation arising out of such use.

(b) If Customer's use shall be enjoined or in Seller's opinion is likely to be enjoined, Seller will, at its expense and at its option, either (1) replace the enjoined Product or Licensed Materials furnished pursuant to this Agreement with a suitable substitute free of any infringement; (2) modify it so that it will be free of the infringement; or (3) procure for Customer a license or other right to use it. If none of the foregoing options are practical, Seller will remove the enjoined Product or Licensed Materials and refund to Customer any amounts paid to Seller therefor less a reasonable charge for any actual period of use by Customer.

(c) Customer shall give Seller prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation and Seller shall have full and complete authority to assume the sole defense thereof, including appeals, and to settle same. Customer shall, upon Seller's request and at Seller's expense, furnish all information and assistance available to Customer and cooperate in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.

(d) No undertaking of Seller under this section shall extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Seller is directed by Customer to follow, but only if such alleged infringement or violation does not reside in corresponding commercial Product or Licensed Materials of Seller's design or selection; or (2) arises from adherence to instructions to apply Customer's trademark, trade name or other company identification; or (3) resides in a product or licensed materials which are not of Seller's origin and which are furnished by Customer to Seller for use under this Agreement; or (4) relates to uses of Product or Licensed Materials provided by Seller in combinations with other Product or Licensed Materials, furnished either by Seller or others, which combination was not installed, recommended or otherwise approved by Seller. In the foregoing cases numbered (1) through (4), Customer will defend and save Seller harmless, subject to the same terms and conditions and exceptions stated above, with respect to the Seller's rights and obligations under this section.

(e) The liability of Seller and Customer with respect to any and all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any Products or Licensed Materials furnished pursuant to this Agreement shall be limited to the specific undertakings contained in this section.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


1.16  CUSTOMER'S REMEDIES:

(a) CUSTOMER'S EXCLUSIVE REMEDIES AND THE ENTIRE LIABILITY OF SELLER, ITS AFFILIATES AND THEIR EMPLOYEES, AND AGENTS, AND ITS SUPPLIERS FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF CUSTOMER OR ANY OTHER ENTITY ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, INDEMNITY, OR STRICT LIABILITY, SHALL BE AS FOLLOWS:

      1) FOR INFRINGEMENT --THE REMEDY SET FORTH IN THE "INFRINGEMENT" SECTION;

      2) FOR THE NON-PERFORMANCE OF PRODUCTS, SOFTWARE, AND SERVICES DURING THE WARRANTY PERIOD --THE REMEDY SET FORTH IN THE APPLICABLE "WARRANTY" SECTION;

      3) FOR TANGIBLE PROPERTY DAMAGE AND PERSONAL INJURY CAUSED BY SELLER'S NEGLIGENCE --THE AMOUNT OF THE PROVEN DIRECT DAMAGES;

      4) FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE --THE AMOUNT OF THE PROVEN DIRECT DAMAGES NOT TO EXCEED $[***] PER OCCURRENCE INCLUDING AWARDED COUNSEL FEES AND COSTS.

(b) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, SELLER, ITS AFFILIATES AND THEIR EMPLOYEES, AND AGENTS, AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, OR STRICT LIABILITY. THIS SECTION, 1.16(B), SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.

(c) CUSTOMER SHALL GIVE SELLER PROMPT WRITTEN NOTICE OF ANY CLAIM. ANY ACTION OR PROCEEDING AGAINST SELLER MUST BE BROUGHT WITHIN THE GREATER OF
[***] ([***])[***] OR THE TIME PERIOD SPECIFIED WITHIN THE APPLICABLE STATUTE OF LIMITATION AFTER THE CAUSE OF ACTION ACCRUES.

1.17  USE OF INFORMATION:

          All technical and business information in whatever form recorded which bears a legend or notice restricting its use, copying, or dissemination or, if not in tangible form, is described as being proprietary or confidential at the time of disclosure and is subsequently summarized in a writing so marked and delivered to the receiving party within thirty (30) days of disclosure to the receiving party (all hereinafter designated "Information") shall remain the property of the furnishing party. The furnishing party grants the receiving party the right to use such Information only for purposes expressly permitted in this section. Such Information (1) shall not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (2)

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed. Moreover, when Seller is the receiving party, Seller shall use such Information only for the purpose of performing under this Agreement, and when Customer is the receiving party, Customer shall use such Information only (1) to order; (2) to evaluate Seller's Products, Licensed Materials and Services; or (3) to install, operate and maintain the particular Products and Licensed Materials for which it was originally furnished. Unless the furnishing party consents in writing, such Information, except for that part, if any, which is known to the receiving party free of any confidential obligation, or which becomes generally known to the public through acts not attributable to the receiving party, shall be held in confidence by the receiving party. The receiving party may disclose such Information to other persons, upon the furnishing party's prior written authorization, but solely to perform acts which this section expressly authorizes the receiving party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing party at its request) to the same conditions respecting use of Information contained in this section and to any other reasonable conditions requested by the furnishing party.

1.18 DOCUMENTATION:

          Seller shall furnish to Customer, at no additional charge, one (1) copy of the documentation for Products and/or one (1) copy of the Related Documentation for Software licensed to Customer. Such documentation shall be that which is customarily provided by Seller to its Customers at no additional charge. Such documentation shall be sufficient to enable Customer to operate and maintain such Products and Software in accordance with Seller's Specifications. Such documentation shall be provided either prior to, included with, or shortly after shipment of Products and/or Software from Seller to Customer. Additional copies of such documentation are available at prices set forth in Seller's Customer Price Lists.

1.19 NOTICES:

(a) Any notice, demand or other communication (other than an order) required, or which may be given, under this Agreement shall, unless specifically otherwise provided in this Agreement, be in writing and shall be given or made by nationally recognized overnight courier service, confirmed facsimile, or certified mail, return receipt requested and shall be addressed to the respective parties as follows:

If to Seller:
     Lucent Technologies Inc.
     Global Commercial Markets
     5440 Millstream Road, E2N32
     I-85 & Mt. Hope Church Road
     McLeansville, North Carolina 27301
     Attn:  Contract Manager  (Fax # 336-279-6544)

If to Customer:
     PaeTec Communications, Inc.                               With a copy to:
     Attn:  President                                          PaeTec Communications, Inc.
     290 Woodcliff Drive                                       Attn:  General Counsel
     Fairport, NY  14450                                       290 Woodcliff Drive

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



     Fax# 716-385-8994                                     Fairport, NY  14450
                                                           Fax#716-385-5634

(b) Any such notice shall be effective upon receipt. Each party may change its designated representative who is to receive communications and notices and/or the applicable address for such communications and notices by giving notice thereof to the other party as provided herein.

1.20 FORCE MAJEURE:

          Except for payment obligations, neither party shall be held responsible for any delay or failure in performance to the extent that such delay or failure is caused by fires, strikes, embargoes, explosions, earthquakes, floods, wars, water, the elements, labor disputes, government requirements, civil or military authorities, acts of God or by the public enemy, inability to secure raw materials or transportation facilities, acts or omissions of carriers or suppliers, or other causes beyond its reasonable control whether or not similar to the foregoing.

1.21 ASSIGNMENT:

          Except as provided in this section, neither party shall assign this Agreement or any right or interest under this Agreement, nor delegate any work or obligation to be performed under this Agreement, (an "assignment") without the other party's prior written consent. Such consent shall not be unreasonably withheld. Any attempted assignment in contravention of this shall be void and ineffective. Nothing shall preclude a party from employing a subcontractor in carrying out its obligations under this Agreement. A party's use of such subcontractor shall not release the party from its obligations under this Agreement. Notwithstanding the foregoing, Seller has the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without Customer's consent, to any present or future subsidiary or "Affiliate" of Seller or to any combination of the foregoing. Such assignment or delegation shall release Seller from any further obligation or liability thereon. Seller shall give Customer prompt written notice of the assignment. For the purposes of this section, the term "Agreement" includes this Agreement, any subordinate agreement placed under this Agreement and any order placed under this Agreement or subordinate agreement.

1.22 TERMINATION OF AGREEMENT FOR BREACH:

          In the event either party is in material breach or default of the terms of this Agreement and such breach or default continues for a period of ten
(10) days with respect to payment obligations or thirty (30) days with respect to any other obligations after the receipt of written notice from the other party, then the party not in breach or default shall have the right to terminate this Agreement without any charge, obligation or liability except for Products or Licensed Materials already delivered and Services already performed. The party not in breach or default shall provide full cooperation to the other party in every reasonable way to facilitate the remedy of the breach or default hereunder within the applicable cure period. Notwithstanding the foregoing, if the nature of the material breach or default is such that it is not a payment obligation and it is incapable of cure within the foregoing thirty (30) day period, then the thirty (30) day cure period may be extended for a reasonable period of time (in no event to exceed an additional thirty (30) days), provided that the party in breach or default is proceeding diligently and in good faith to effectuate a cure.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


1.23 ARBITRATION:

          If a dispute arises out of or relates to this Agreement, or its breach, the parties agree to escalate such dispute to their respective senior executives for good faith negotiations seeking a mutually agreeable resolution. This demand for escalation shall be in writing and notice shall be served in accordance with the notice provision of this Agreement. If the dispute is not resolved through such escalation within fifteen (15) days after the date of escalation, either party shall have the right to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). If not thus resolved, it shall be referred to a sole arbitrator selected by the parties within thirty
(30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act, and judgment on the award may be entered in any court having jurisdiction. The arbitrator may determine issues of arbitrability, but may not award punitive damages or limit, expand or otherwise modify the terms of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence, except as such disclosure may be necessary for the purpose of recording or otherwise acting upon the arbitrator's award.

1.24 NON-SOLICITATION:

     During the term of this Agreement and for a period of [***] ([***])
[***] from the termination of this Agreement or a Statement of Work, the parties agree not to employ, make an offer of employment to, or enter into a consulting relationship with any employee, subcontractors or consultant of the other party who is directly involved with the delivery of Services under this Agreement, except upon the prior written consent of the affected party.

1.25 INDEPENDENT CONTRACTOR:

          All work performed by either party under this Agreement shall be performed as an independent contractor and not as an agent of the other, and no persons furnished by the performing party shall be considered the employees or agents of the other.

1.26 RELEASES VOID:

          Neither party shall require releases or waivers of any personal rights from representatives or employees of the other in connection with visits to its premises, nor shall such parties plead such releases or waivers in any action or proceeding .

1.27 PUBLICITY:

          Neither party shall issue or release for publication any articles, advertising, or publicity material relating to Products, Licensed Materials, or Services under this Agreement or mentioning or implying the name, trademarks, logos, trade name, service mark or other company identification of the other party or any of its Affiliates or any of its personnel without the prior written consent of the other party.

1.28 CONFIDENTIALITY OF AGREEMENT:

          Notwithstanding the obligations contained in Section 1.17 (Use of Information) of this Agreement the parties shall keep all provisions of this Agreement and any order submitted hereunder (including, without limitation, prices and pricing related information) confidential

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


except as reasonably necessary for performance by the parties hereunder and except to the extent disclosure may be required by applicable laws or regulations, in which latter case, the party required to make such disclosure shall promptly inform the other prior to such disclosure in sufficient time to enable such other party to make known any objections it may have to such disclosure. The disclosing party shall take all reasonable steps and exercise all reasonable efforts directed by Seller to secure a protective order, seek confidential treatment, or otherwise assure that this Agreement and/or any order will be withheld from the public record.

1.29 AMENDMENTS:

          Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties.

1.30 SEVERABILITY:

          If any portion of this Agreement is found to be invalid or unenforceable, the parties agree that the remaining portions shall remain in effect. The parties further agree that in the event such invalid or unenforceable portion is an essential part of this Agreement, they will immediately begin negotiations for a replacement.

1.31 WAIVER:

      If either party fails to enforce any right or remedy available under this Agreement, that failure shall not be construed as a waiver of any right or remedy with respect to any other breach or failure by the other party.

1.32 SURVIVAL:

          The rights and obligations of the parties which by their nature would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation or expiration.

1.33 SECTION HEADINGS:

          The section headings in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

1.34 CHOICE OF LAW:

          The construction and interpretation of, and the rights and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of New York without regard to its conflict of laws provision.

1.35 AMBIGUITIES:

          The parties represent that they are sophisticated businesses with access to their own legal, financial and business advisors and that each party has had the opportunity to consult with advisors of their own choosing before entering into this Agreement. The parties therefore acknowledge and agree that the rule of law that ambiguities are construed against the drafter shall not apply to the interpretation of this Agreement.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


                                2.  ARTICLE II


                  PROVISIONS APPLICABLE TO LICENSED MATERIALS

2.1  LICENSE FOR LICENSED MATERIALS:

(a) Upon delivery of Licensed Materials pursuant to this Agreement, Seller grants to Customer a personal, nontransferable, and nonexclusive license to Use Licensed Materials on a Designated Processor in the United States for its own business operations. No license is granted to Customer to Use the Licensed Materials outside the United States or to sublicense such Licensed Materials furnished by Seller. Customer shall not reverse engineer, decompile or disassemble Software furnished as object code to generate corresponding Source Code. Unless otherwise agreed in writing by Seller, Customer shall not modify Software furnished by Seller under this Agreement. If the Designated Processor becomes temporarily inoperative, Customer shall have the right to Use the Licensed Materials temporarily on a backup processor until operable status is restored and processing on the backup processor is completed.

(b) Customer shall not copy Software embodied in Firmware. Customer shall not make any copies of any other Licensed Materials except as necessary in connection with the rights granted hereunder. Customer shall reproduce and include any Seller copyright and proprietary notice on all such necessary copies of the Licensed Materials. Customer shall also mark all media containing such copies with a warning that the Licensed Materials are subject to restrictions contained in an agreement between Seller and Customer and that such Licensed Materials are the property of Seller. Customer shall maintain records of the number and location of all copies of the Licensed Materials. Customer shall take appropriate action, by instruction, agreement, or otherwise, with the persons permitted access to the Licensed Materials so as to enable Customer to satisfy its obligations under this Agreement. If Customer's license is canceled or terminated, or when the Licensed Materials are no longer needed by Customer, Customer shall return all copies of such Licensed Materials to Seller or follow written disposition instructions provided by Seller.

2.2  CHANGES IN LICENSED MATERIALS:

          Prior to shipment, Seller at its option may at any time modify the Specifications relating to its Licensed Materials, provided the modifications, under normal and proper Use, do not materially adversely affect the Use, function, or performance of the ordered Licensed Materials. Unless otherwise agreed in writing, such substitution shall not result in any additional charges to Customer with respect to licenses for which Seller has quoted fees to Customer.

2.3  CANCELLATION OF LICENSE:

          Notwithstanding any other section in this Agreement to the contrary, if Customer fails to comply with any of the material terms and conditions of this Agreement with respect to the Use of Licensed Materials, and such failure is not corrected within ten (10) days of receipt of written notice thereof by Customer, Seller, upon written notice to Customer, may cancel any affected license for Licensed Materials without further notification.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


2.4  OPTIONAL SOFTWARE FEATURES:

          Software provided to Customer under this Agreement may contain optional features which are separately licensed and priced. Customer understands and agrees that such optional features will not be activated without written authorization from Seller and Customer and Customer's payment of the appropriate license fees. If, in spite of Customer's best efforts to comply with this restriction, such features are activated, Customer agrees to so notify Seller within five (5) business days from the date of Customer's knowledge that such features were activated and to pay Seller the current license fees charged by Seller for the activated features, as well as the reasonable cost of money for the period in which such features were activated.

2.5  ADDITIONAL RIGHTS IN LICENSED MATERIALS:

(a) Upon thirty (30) days advance written notice, Customer may relocate the Software permanently to a new processor of Customer. This new processor shall then become the Designated Processor in lieu of the former Designated Processor.

(b) Customer may retain an archival copy of the Software for as long as such Software is relevant to Customer's operations.

INSTALLATION OF SOFTWARE:

(a) Where Customer is responsible for Software installation, Seller's sole responsibility is to deliver the Software to Customer on or before the scheduled Delivery Date agreed to by Seller. However, if the order specifies that Seller is responsible for such installation, Seller shall deliver the Software to Customer in sufficient time for it to be installed on or before the scheduled Installation Complete Date agreed to by Seller, and Seller shall complete its installation and associated testing on or before such date.

(b) Where Customer has assumed responsibility for the installation of newly licensed Software and in the event that Customer encounters installation difficulties, at Customer's request, Seller will, at the standard rate in effect at the time of the request, provide technical assistance.

2.7   SOFTWARE ACCEPTANCE:

(a) Prior to Software acceptance by Customer, Customer has the right to operate the Software furnished by Seller on the Designated Processor solely for the purpose of conducting an Acceptance Test (means the test which may be performed by Customer during the Acceptance Test Period to determine whether Software will be free from defects which materially affect performance in accordance with the Seller's Specifications). Unless otherwise agreed by the parties, the Acceptance Test Period (means the period of time in days agreed to by the parties and specified in this section) for Software shall be eighteen
(18) consecutive calendar days from the ship date if Customer performs installation or from the Installation Complete Date if Seller performs installation. The Software shall be deemed accepted by Customer unless Customer notifies Seller in writing to the contrary within the applicable Acceptance Test Period described above. If Seller receives written notice from Customer during the Acceptance Test Period that the Software failed the Acceptance Test, the Acceptance Date (the date on which the Software successfully completes the Acceptance Test) shall be extended on a day-to-day basis until such time as the Software passes the Acceptance Test.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


(b) If Customer elects in the order not to perform Acceptance Tests for any Software, the Acceptance Date for such Software shall be the Delivery Date if not installed by Seller or the Installation Complete Date if installed by Seller, as applicable.

(c) For any Acceptance Test conducted by Customer on newly licensed Software, and in the event that Customer encounters difficulties, Seller will, at Customer's request and for the standard rate in effect at the time of the request, provide technical assistance to Customer.

(d) If Customer performs installation and elects to perform applicable tests for any Software, the warranty for such Software shall commence on the Delivery Date.

2.8   MODIFICATIONS BY CUSTOMER TO USER CONTROLLED MODULES:

     Customer may add to, delete from, or modify user controlled Software modules or menus as contemplated in the Seller's Related Documentation. Such changes or modifications, however extensive, shall not affect Seller's title to the licensed Software. Seller shall have no liability for Customer's errors in making such changes or modifications.

2.9   ADDITIONAL SOFTWARE RIGHTS FOR 5ESS(R) SWITCH LICENSED MATERIALS

     The following provisions also apply to the granting of licenses by Seller to Customer for 5ESS(R) Switch Licensed Materials.

(a) Customer may transfer its right-to-use 5ESS(R) Switch Software furnished under this Agreement without the payment of an additional right-to-use fee by transferee, except where size sensitive units are a factor. Such transfer can be made to an end user for their own internal use and only under the following conditions:

     (i) Such software shall be used only within the United States; however, Seller will not unreasonably withhold its consent to Use outside the United States provided that, in the sole opinion of the Seller, the proprietary information associated with the Use can be adequately protected and any other reasonable concerns of Seller are adequately addressed;

     (ii) Except as otherwise provided in the Agreement, the right to use such Software may be transferred only together with the 5ESS(R) Switch Product with which customer has a right to use such Software, and such right to use the Software shall continue to be limited to Use with such Product;

     (iii) Before any such Software shall be transferred, Customer shall notify Seller of such transfer and the transferee shall have agreed in writing (a copy of which will be provided to Seller at its request) to keep such Software in confidence and to comply with corresponding conditions respecting Use of Licensed Materials as those imposed on customer; and

     (iv) Within the United States, the transferee shall have the same right to Software warranty or Software maintenance for such Software as the transferor, provided the

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


           transferee continues to pay the fees, if any, associated with such Software or Software maintenance.

     (v) In no event shall such transfer be made to any competitor of Seller who is in the business of manufacturing comparable systems or to any other party who presents a competitive or strategic conflict to Seller.

(b) Upon advance written notice to Seller, Customer may remove 5ESS(R) Switch Software or optional feature packages, which Customer has the right to Use under this Agreement from one Customer-owned 5ESS(R) Switch Product and relocate them to another Customer-owned 5ESS(R) Switch Product within the same company as Customer. Customer shall not be required to pay additional right-to-use fees as a result of such relocation, except where size sensitive units are a factor. Seller may charge Customer for services requested by Customer in support of such relocation. Such Software shall not be used or transferred to Customer's affiliate that is a manufacturer of telecommunication products in direct competition with Seller.

(c) If Seller ceases to maintain a standard, supported version of Software for the 5ESS(R) Switch Product furnished pursuant to this Agreement, and these support services are not available from another entity (either working with or independently from Seller), then Seller shall furnish Customer, under a confidentiality agreement acceptable to Seller, Seller's then existing Software Source Code, Software development programs, and associated documentation for such standard version to the extent necessary for Customer to maintain and enhance for its own use the standard version of that Software which it has the right to use under this Agreement.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



                               3.   ARTICLE III


     PROVISIONS APPLICABLE TO ENGINEERING, INSTALLATION AND OTHER SERVICES

     GENERAL: The provisions of this Article III shall apply to the Services ordered by Customer and furnished by Seller under this Agreement.

3.1   SITE REQUIREMENTS:

(a) Customer is solely responsible for ensuring that the installation site is compliant with any site requirements identified by Seller for the installation and/or operation of any Products, Licensed Materials, or Services furnished by Seller under this Agreement. Such site requirements shall include, without limitation, those site requirements set forth in this Section 3.1 below. Seller agrees to cooperate with Customer to ensure compliance with all site requirements, provided that such cooperation shall not require Seller to incur any out-of-pocket costs unless the parties expressly agree otherwise in writing.

(b) Customer shall be solely responsible for ensuring that the installation site complies with all applicable laws, orders, and regulations of federal, state and local governmental entities including, without limitation, those relating to environmental conditions.

(c) Notwithstanding anything contained in this Agreement to the contrary, Seller shall have no liability to Customer, its employees, agents, and customers for any delay by Seller in completion of any installation or other Service to be provided by Seller under this Agreement if such delay is attributable to the failure by Customer to comply with any site requirements or to provide any other items which are the responsibility of Customer under this Article III.

(d) The site requirements which are solely the Customer's responsibility shall include but are not limited to the following:

     (i)    Participate in a joint site survey with Seller
     (ii) Interior Space -Clears ten feet (10') from floor to bottom of lowest obstruction
     (iii) Floor Loading(minimum requirements) Structural Analysis always required
     (iv)   Power Room 150 lb. per sq. ft
     (v)    Switch Room 100 lb. per sq. ft.
     (vi) Floor Thickness: In accordance with local seismic requirements for the equipment
     (vii)  Conduit access to all floors in building
     (viii) Local exchange carrier cable available
     (ix)   Commercial electrical current
     (x)    Existing building grounding is 5 ohm or less metered
     (xi)   Battery room ventilation in accordance with local requirements
     (xii)  Fire suppression system
     (xiii) Freight access for a 48' trailer off loading equipment.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



3.2   ADDITIONAL ITEMS TO BE PROVIDED BY CUSTOMER:

(a) Customer will also be responsible for furnishing the items described in this Section 3.2 as required by the conditions of the particular installation or other on-site Service at no cost to Seller and such items are not included in Seller's price for the Services. Seller shall have the right to invoice Customer for any costs or expenses incurred by Seller as a result of Customer's failure to provide any of these items described in this Section 3.2 and all such invoices shall be paid by Customer in accordance with this Agreement.

     (i)    Access to Building and Work Site   Customer shall provide employees
            --------------------------------
            of Seller and its subcontractors free access to premises and facilities at all hours during the scheduled Service or at such other times as are reasonably requested by Seller. Customer shall obtain for Seller's employees and its subcontractors' employees any identification and clearance credentials which are necessary to enable Seller and its subcontractors to have access to the work site.

     (ii)   Site Coordination   At Seller's request Customer shall coordinate
            -----------------
            with Customer's sub contractors, property managers, Regional Bell Operating Company, Local Exchange Carrier and any other parties and tenants having rights to the work site or whose participation is necessary in order for Seller to perform the applicable Services.

     (iii)  Environmental Conditions  Prior to the Services start date,
            ------------------------
            Customer shall insure that the premises will be dry and free from dust and Hazardous Materials, including but not limited to asbestos, and that the premises are in such condition as not to be injurious to Seller's or its subcontractors' employees or to the Products and Licensed Materials to be installed. Prior to Services start date and during the performance of the Services, Customer shall, if requested by Seller, provide Seller with sufficient data to assist Seller and its subcontractors in evaluating the environmental conditions at the work site (including without limitation, the presence of Hazardous Materials). The price quoted by Seller for Services does not include the cost of removal or disposal of the Hazardous Materials from the work site. Customer is responsible for the removal and disposal in accordance with applicable laws, rules and regulation of the Hazardous Materials, including but not limited to asbestos, prior to commencement of Services.

     (iv)   Sensitive Equipment  Prior to the Services start date, Customer
            -------------------
            shall inform Seller of the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity or light).

     (v)    Repairs to Buildings   Prior to the Services start date, Customer
            --------------------
            shall make such alterations and repairs to the work site as are necessary for proper installation of Products and Licensed Materials.

     (vi)   Building Readiness   Prior to the Services start date, Customer
            ------------------
            shall provide extraordinary hauling and hoisting services such as, rigging or crane services, if applicable, and shall arrange for traffic control, if necessary for the delivery of Products.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



     (vii)  Openings in Buildings - Customer shall furnish suitable openings in
            ---------------------
            buildings, including, without limitation, elevators and windows as needed to allow Products to be placed in position, and shall provide necessary openings and ducts for cable and conductors in floors and walls as designated on engineering drawings furnished by Seller. Customer shall fireproof (with steel covers and as otherwise required by applicable laws, rules, regulations, and codes) all unopened paths throughout such buildings.

     (viii) Surveys   Prior to the Services start date, Customer shall provide
            -------
            to Seller (and, if requested by Seller, to Seller's subcontractors) surveys (describing the physical characteristics, legal limitations, and utility locations for the work site) and a legal description of the site.

     (ix)    Electrical Current, Heat, Light, and Water   Customer shall, in
             ------------------------------------------
             amounts no less than that ordinarily furnished for similar purposes in a working office, provide electric power, run all leads to Seller's power board; provide temperature control and general illumination (regular and emergency) in rooms in which services are to be performed or Products stored, provide exit lights; and provide water and other necessary utilities for the proper execution of Services.

     (x)     Building Evacuation   Prior to the Services start date, Customer
             -------------------
             shall provide building evacuation plans in case of a fire or other emergency.

     (xi)    Ceiling Inserts   Provide ceiling inserts as required using\
             ---------------
             Seller's standard spacing arrangement for ceiling support equipment.

     (xii)   Material Furnished by Customer   Unless expressly stated to the
             ------------------------------
             contrary, Seller's prices do not include costs for any Customer furnished material nor do they include any Seller charges for engineering, installation, modification, or repair Services to Customer furnished material. New or used material furnished by Customer shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new equipment. Customer assumes all responsibility for the proper functioning of such material. Customer shall also provide the necessary technical assistance and information for Seller to properly install such material.

     (xiii)  Floor Space and Storage Facilities   Customer shall provide, for
             ----------------------------------
             the duration of Services, suitable and easily accessible floor space and storage facilities to permit storing of Products and other material, tools and other property of Seller and its subcontractors in close proximity to where they will be used. Where the Services are to be performed outside of a building or in a building under construction, Customer shall, in addition to the above requirements, permit or secure any necessary permission for Seller and its subcontractors to maintain at the work site, storage facilities for Products, material, tools, and equipment needed to complete the Services. As appropriate Customer shall provide Seller's and its subcontractors' personnel access to toilet facilities.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


     (xiv)   Easements, Permits, and Rights of Way   Customer shall secure prior
             -------------------------------------
             to the Services start date and shall maintain for the duration of the Services all rights-of-way, easements, licenses, and permits and such other rights and approvals as are necessary to enable Seller to perform the Services including, without limitation, all construction and building permits for work to be performed at the work site and other areas ancillary to the work site such as sidewalks, streets, alleys, and highways.

     (xv)    Security Service   Customer shall provide such levels of security
             ----------------
             as are necessary to prevent admission of unauthorized persons to building and other areas where installation Services are performed and to prevent unauthorized removal of the Products and other materials. Seller will inform Customer as to which storage facilities at the work site Seller will keep locked. Such storage facilities will remain closed to Customer's building surveillance.

     (xvi)   Access to Existing Equipment   Customer shall permit Seller
             ----------------------------
             reasonable use of such portions of the existing equipment as are necessary for the proper completion of such tests as require coordination with existing equipment. Such use shall not interfere with the Customer's normal maintenance of equipment.

     (xvii)  Grounds   Customer shall provide access to suitable and isolated
             -------
             building ground as required for Seller's standard grounding of equipment. Where installation is performed outside or in a building under construction, Customer shall also furnish lightning protection ground.

     (xviii) Requirements for Customer Designed Circuits   Customer shall
             -------------------------------------------
             furnish information covering the proper test and readjust requirements for apparatus and shall furnish requirements for circuit performance associated with circuits designed by Customer or standard circuits modified by Customer's drawings such as alarm and environmental circuits.

     (xix)   Cross-Connecting Main Distributing Frames and Installing Heat Coils
             -------------------------------------------------------------------
             Customer shall install such cross-connections and heat coils as are necessary in connection with the Services.

     (xx)    Clearing Equipment for Modifications   Customer shall remove cross-
             ------------------------------------
             connections, transfer service on trunks and sundry working equipment, and make other arrangements required to permit Seller to modify existing equipment.

(b)  In the event the joint site survey conducted by the parties pursuant to
Section 3.3.2(a) determines that the necessary requirements are not met at the commencement of the installation of the Products and the Customer needs to arrange for alterations and/or repairs, the order will be placed on hold until such time as requirements are met. During such interval, Seller reserves the right to determine any schedule and price impacts, to treat such product as Bill and Hold, or to cancel such order. Customer shall be responsible for and agrees to pay the applicable cancellation fee if such order is canceled by Seller.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


3.3  ITEMS TO BE FURNISHED BY SELLER

3.3.1  ENGINEERING:

(a)      General Review  Seller will review the following items as Seller deems
         --------------
appropriate; switching Products (Products and Software); transmission Products (Products and Software); power/energy equipment hardware; engineering drawings; site survey; grounding of the switch; appliance outlets; front and rear aisle lighting as required; timing cables; distributing frame engineering and equipment; cable rack and hardware; stanchions; end guards auxiliary framing; existing cable holes; fiber cable protection systems.

(b)      Needs Analysis  Seller will perform a needs analysis of the Telephone
         --------------
Equipment Order (TEO) and the Customer's specified requirements to determine the equipment solution that meets those requirements.

(c)      Records  Upon Installation Complete, Seller will turn over to Customer
         -------
a complete set of records. Such records include but are not limited to wiring lists, front equipment drawings, assignment drawings, and interface schematics.

3.3.2  INSTALLATION:

(a)      Site Survey   Prior to the commencement of installation Services,
         -----------
Seller and Customer will perform a joint site survey to determine whether the installation site meets the site requirements referenced in Section 3.1 and whether Customer has provided the items in Section 3.2. Should Seller determine that the site does not comply with such site requirements or that Customer has not provided any item required under Section 3.2, Seller shall specify such deficiencies to Customer in writing. Seller and Customer shall jointly agree on a course of action to correct such deficiencies prior to the start of installation Services. During the joint site survey, Seller and Customer shall also jointly agree upon the layouts and arrangements for the Products and Licensed Materials to be installed. Upon the start of installation all changes shall be subject to additional charges.

(b)      Method of Procedure   Seller shall prepare a detailed Method of
         -------------------
Procedure ("MOP") and review with Customer before starting work. Customer shall review the MOP prepared by Seller and shall give Seller written acceptance of the MOP by signing a copy thereof prior to the Services start date. Any changes to the MOP requested by Customer shall be agreed upon subject to the Change Order process.

The MOP shall contain the following details:

         (i) A concise statement that covers the installation Services to be performed including the equipment that will be affected and the

         (ii)  Specific responsibilities of Seller and Customer;
         (iii) Service protection procedures that include, general service protection rules and special service precautions for the specific project;
         (iv) A time and release schedule of the work operations involving working equipment and/or circuits in service and;
         (v) A method of identifying equipment and cabling to ensure that the circuits are "cleared" before start of work

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


         (vi) A detailed account of the work operations that the installer will follow
         (vii) The methodology to be used to halt installation Services if trouble occurs and a general procedure to correct/resume work operations;
         (viii)  Provide environmental safety concerns, if applicable;
         (ix)    Obtain Customer signature.

(c)       Warehousing, Delivery, Receipt & On-site Storage of Equipment, and
          ------------------------------------------------------------------
General Cleaning   Seller will stage the delivery of Products. Seller's
----------------
personnel will be on-site at the time the Products are delivered. Such personnel will accept the Products, unpack for inventory purposes and inspect such Products for damage. Seller will resolve all shipping errors inventory discrepancies and damage issues. This function shall be performed in an area previously designated for the storage and unpacking of equipment and Product(s). Such area will be selected based on a location that minimizes movement of material and personnel through the work site. In the event storage is limited or inadequate, as determined by Seller, temporary storage facilities such as trailers or containers may be required. Any fees associated with the procurement of temporary storage facilities are not included in Seller's quoted prices and shall be solely the responsibility of the Customer. Materials such as plywood or masonite will be utilized as necessary, to prevent cable reels, iron work and other heavy objects from damaging floors, walls and doors. Seller shall perform general cleaning of the equipment and storage areas (e.g. clearing floors of debris, packing material, etc.) on a regular basis throughout the installation period. Rubbish shall be disposed of at Seller's expense and in compliance with local requirements.

(d)       Hardware Assembly   Hardware assemblies and overhead cable rack, iron
          -----------------
work and conduit (collectively "Components") will be delivered for specific bays and cabinets as identified in the firm price quote provided or in the Statement of Work, attached hereto. Unless included in the SOW, additions of these components to provide access to other locations (i.e. power rooms, computer rooms, distributing frames not located with Products, or Products located on separate floors) will be specifically excluded from the installation Services. Such additions will only be included in the installation Services for an additional charge. Seller will place and secure all ordered Products in the location specified in the engineering specifications. Such activity includes but is not limited to:

         (i)     Mark and drill floors
         (ii)    Assemble and place floor mounted Products
         (iii)   Assemble distribution frames
         (iv)    Erect frames
         (v)     Align and junction frames
         (vi)    Install end guards and covers
         (vii)   Assemble and install fiber protection ductwork
         (viii)  Mount units and apparatus
         (ix)    Place batteries

          Seller will also erect supporting hardware compatible with purchased Products. Such activity includes but is not limited to:

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT


         (i) Fabricate and install cable racks, bars, rod or stations as identified in Statement of Work attached hereto
         (ii)  Erect ladder rack and ladders
         (iii) Open and close existing cable holes and slots.  Any new cable to
                              --------
               facilitate Products designs the responsibility of the Customer
         (iv)  Fabricate and install framing aisle lighting conduit and fittings

          In addition, Seller will place and designate connecting appliances (MDF terminal blocks, DSX panels, etc.) provided with order. Such as but not limited to:

         (i)   Stamp and/or affix aisle, shelf and unit designations
         (ii)  Mount and stencil terminal strips

          Seller will also extend lighting, AC circuits and grounding to include added Products if Products are ordered in Statement of Work. Such activities include but are not limited to:

         (i)   Assemble and install lighting fixtures
         (ii)  Install switches and receptacles

(e)       Cable and Wire   For cable and wire to be installed by Seller, Seller
          --------------
will run, tag, and secure metallic and fiber optic cables in an unobstructed environment a maximum of one hundred (100) feet and power cables a maximum of fifty (50) feet for the Products and apparatus (this specifically excludes primary power cables, except on power equipment orders) identified in the Product order or Statement of Work attached hereto. Seller will wire, attach, terminate and affix all cable and wire including fiber optic cables supplied with purchased Products. This may include but is not limited to mechanical wire wrapping, soldering, crimping, plugging in of pre-terminated cables or polishing of fiber optics for purchased Product. Seller will run alarm cabling, terminate and test for the identified equipment including Customer provided environmental scan points of fire detection and door entry which are less than fifty (50) feet away and pre-terminated. Seller will verify all copper wiring placed by the Seller for continuity to detect and analyze opens, shorts, reversals, and incorrect wiring. Where pairs, quads or groupings are indicated, the grouping will be verified. Seller will ensure the functionality and integrity of all fiber directly associated with the installed Products and the fiber optic cables installed by Seller within the building structure. Seller will "Dress" all cabling and wiring and provide physical protection. Seller will properly protect cables at all "break-off" locations, such as the vertical turns from the overhead cable rack to bay frame work.

(f)       Testing   Specific test procedures are dependent upon the type of
          -------
Product installed and are identified in the installation guide for the particular Product. To ensure that technical design and performance criteria are being met, testing shall be performed by Seller to obtain an evaluation of the functional, operational, electrical and mechanical integrity of all Products installed by Seller. In general the following tests are required for all Product types furnished and installed by Seller: Seller's activities associated with testing will include, but not be limited to the following:

         (i)   Turn on and verify power to installed Products

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                LNM980716RMPT



         (ii) Load product software and default parameters required to conduct local unit loop-back testing to demarcation points.
         (iii) Run and connect test specific cross-connects. Remove upon completion of test(s).
         (iv) Perform all unit and system-level tests to ensure Products pass system and technician evoked diagnostics
         (v) Test functionality of circuit packs required by job, at time of original installation, within the installed unit. Testing of spares is specifically excluded and will be included only for an additional charge.
         (vi) Test functionality and integrity of Seller installed local alarms.
        (vii) Resolve troubles encountered with Products purchased on order. Refer to Customer any trouble found in Customer provided equipment.
         (viii) Maintain test logs and trouble reports and turn over to Customer.

(g) Seller will perform the following Turnover procedures for all installation Services provided by Seller:

         (i)     Inform Customer of completion of installation cycle.
         (ii) Provide Customer with all drawings, invoices, logs and test results per the contract.
         (iii) Remove from Customer premises tools and scrap generated from installation effort.
         (iv)    Issue job completion notice to Customer.

3.4  ACCEPTANCE

(a) All installation Services shall be considered complete and ready for acceptance by Customer on Turnover. Upon completion of the installation, Seller will submit to Customer a notice of completion or, if Customer has elected advance-turnover of subsystems, a notice of completion of advance-turnover.

(b) Customer shall promptly make its final inspection of substantial conformance with the Specifications and do everything necessary to expedite acceptance of the job. Seller will promptly correct any defects for which it is responsible. All work will be considered as fully accepted unless Seller receives notification to the contrary within thirty (30) days after submitting its notice of completion. Notwithstanding the foregoing, Customer shall be deemed to have accepted any Products and Licensed Materials upon the placement of the same into service.

3.5  WORK OR SERVICES PERFORMED BY OTHERS:

          Work or services performed at the site by Customer or its other vendors or contractors shall not interfere with Seller's performance of Services. Seller shall have no responsibility or liability with respect to such work or services performed by others. If Customer or its other vendors or contractors fail to timely complete the site readiness or if Customer's or its other vendors' or contractors' work interferes with Seller's performance, the scheduled completion date of Seller's Services under this Agreement shall be extended as necessary to compensate for such delay or interference.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

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                                                                  LNM980716RMPT


                                4.  ARTICLE IV

                               ENTIRE AGREEMENT:
4.1  ENTIRE AGREEMENT

          The terms and conditions contained in this General Agreement supersede all prior oral or written understandings between the parties with respect to the subject matter hereof and constitute the entire agreement between the parties with respect to such subject matter. The preprinted terms and conditions on Customer's purchase orders or Seller's sales forms are deleted. The typed or handwritten provisions of an order which are consistent with the terms of this General Agreement along with the terms of this General Agreement shall constitute the entire Agreement between the parties relating to said order.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) indicated.


PaeTec Communications, Inc.             Lucent Technologies Inc.

By: /s/ Richard E. Ottalagana            By: /s/ Gerard T. Cafaro
    --------------------------------         ---------------------------------

Name: Richard Ottalagana                 Name:   Gerard T. Cafaro
     _______________________________           _______________________________

Title: Exec. Vice President              Title:  AVP
      ______________________________            ______________________________

Date:      8-11-98                       Date:      8/17/98
     _______________________________           _______________________________

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

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                                                                   LNM980716RMPT



                                                                       EXHIBIT 1
                               STATEMENT OF WORK

                            IMPLEMENTATION SCHEDULE

          The parties recognize that the following milestones must be met in order to keep the project on schedule. Each party agrees to adhere to this schedule and in the event a circumstance arises that will cause a delay the party knowledgeable of the delay will notify the other party and the schedule will be adjusted accordingly.

------------------------------------------------------------------------------------------
          Milestone                   Stakeholder             Expected Completion Date
------------------------------------------------------------------------------------------
Develop Implementation Plan
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Identify Project Site
------------------------------------------------------------------------------------------
Receive Customer Purchase
 Order
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Site Ready
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Switch Software Questionnaire
 Complete
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Installation and Testing
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Turnover/Acceptance
------------------------------------------------------------------------------------------

If separately ordered by Customer the following will be included in the implementation.

------------------------------------------------------------------------------------------
          Milestone                   Stakeholder             Expected Completion Date
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Network Planning
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Cutover
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Monitor
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Maintenance
------------------------------------------------------------------------------------------

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980716RMPT



                                                                       EXHIBIT 2

                                               INVOICE NUMBER___________________
                                               INVOICE DATE_____________________
[LOGO OF LUCENT TECHNOLOGIES]                  ACCOUNT NUMBER___________________
                                               PAGE NUMBER______________________

SHIP TO:                                BILL TO:

       ---------------------------------------------------------------------------------------------------------
        CUSTOMER P.O. #        LUC REFERENCE #   CUSTOMER CODE      TERMS            CONTRACT #         FOB
       ---------------------------------------------------------------------------------------------------------
ITEM   LUCENT                           BILL OF                                 QUANTITY    QUANTITY
 NO.    ORDER    SHIP DATE   SHIP METH  LADING #     PART NUMBER/DESCRIPTION     ORDERED     SHIPPED  UNIT PRICE  PM   TOTAL PRICE
------------------------------------------------------------------------------------------------------------------------------------
  1    J7888KK     2/2/00                                  5ESS Material                        1      $[_______]   E    $[_______]

  2    J7888KK     2/2/00                                      Spares                           1      $[_______]   E    $[_______]

  3    J7888KK     2/2/00                                   Engineering                                $[_______]        $[_______]

  4    J7888KK     2/2/00                                   Installation                               $[_______]        $[_______]

  5    J7888KK     2/2/00                                  Transportation                              $[_______]        $[_______]







------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               SUBTOTAL  $[_______]
                                     -----------------------------                                                      ____________
QUESTIONS ABOUT YOUR ACCOUNT?        MAKE CHECK PAYABLE TO:        INVOICES ARE PAYABLE            LESS ADVANCE PAYMENT  $[_______]
                                                                                                                        ____________
CALL:                                Lucent Technologies Inc.      IN U.S. CURRENCY AND                  TRANSPORTATION  $[_______]
                                                                                                                        ____________
                                     P.O. Box 100317               OVERDUE AMOUNT SHALL                             TAX
                                                                                                                        ____________
REMARKS                              Atlanta, GA 30384-0317        BEAR INTEREST AT A REASONABLE              TOTAL DUE  $[_______]

                                     Attn: Accounts Receivable     RATE OR IS SUBJECT TO LATE
                                     -----------------------------
                                                                   PAYMENT CHARGES PER AGREEMENT

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                       LNM980824RMPT


                              ADDENDUM NUMBER ONE

                 5ESS(R)-2000 SWITCH AND TRANSMISSION SYSTEMS

                              PURCHASE AGREEMENT

                     BETWEEN PAETEC COMMUNICATIONS, INC.,

                         AND LUCENT TECHNOLOGIES INC.


This 5ESS(R)-2000 Switch and Transmission Systems Product Purchase Agreement (hereinafter "Addendum") is made effective as of the Sept. 16 1998 ("Effective Date"), by and between PaeTec Communications, Inc., a Delaware corporation with offices located at 290 Woodcliff Drive, Fairport, NY 14450 (hereinafter "Customer"), and Lucent Technologies Inc., a Delaware corporation, acting through its Global Service Provider Group (formerly Network Systems Group), with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974, (hereinafter "Seller").

WHEREAS, PaeTec Communications, Inc. and Seller have entered into a certain General Agreement, Agreement #LNM980716RMPT, (the "General Agreement") effective June 17, 1998, setting forth the terms and conditions pursuant to which Seller agreed to supply and Customer agreed to procure certain Lucent Products, Licensed Materials or Services (as such terms are defined therein); and

WHEREAS, Customer and Seller desire to establish in this Addendum discounts, and additional terms and conditions applicable to Customer's purchase and/or license for use, as appropriate, of certain of Seller's 5ESS(R)-2000 Switching Systems, Transmission Systems and related Licensed Materials and Services and Communications Software Products during the term of this Addendum, as set forth below,

NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

A-1.1  SCOPE OF ADDENDUM

Notwithstanding anything to the contrary contained within the General Agreement, this Addendum shall govern any purchase order placed by Customer during the Term for Seller's 5ESS-2000 Switching Systems, Transmission Systems, Power Systems, Communications Software Product, and Network Product Group Products and related Licensed Materials and Services. This Addendum is issued pursuant to and incorporates the non-conflicting terms and conditions of the General Agreement. In the event of any conflict or inconsistency between the terms of this Addendum and the terms of the General Agreement, the terms of this Addendum shall prevail.

The terms and conditions of this Addendum shall apply to all transactions in which Seller furnishes Products, Licensed Materials or Services provided by its Global Service Provider Group to Customer, or to any Affiliate or authorized Associated Entity (as hereinafter defined) of Customer, it being the intent and understanding between the parties that said Affiliates or authorized Associated Entity shall be authorized to procure Products, Licensed Materials and Services from Seller under and pursuant to the terms and conditions of the Addendum, provided, however that the Affiliates or authorized

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

Associated Entity shall each additionally be subject to meeting Seller's credit requirements prior to the placement of any orders. In addition, said Affiliates or authorized Associated Entities shall not include competitors of Seller engaged in the business of manufacturing systems comparable to those offered to Customer hereunder.

By virtue of placing orders with Seller or using any Products, Licensed Materials or Services provided hereunder, Customer, or any of the Affiliates or authorized Associated Entities agrees to be bound to the obligations and limitations set forth in this General Agreement respecting such Products, Licensed Materials or Services.

All Products, Licensed Materials, or Services furnished by Seller to Customer pursuant to this General Agreement shall be for Customer, Customer's Affiliates, or authorized Associated Entity's own internal use only and not for resale, unless Customer (1) resells or transfers internally to its Affiliated Companies or authorized Associated Entity for their own use, or (2) unless authorized representatives of both parties expressly agree in writing that the terms and conditions of the General Agreement, modified where applicable, shall apply to resale transactions.

A-1.2  DEFINITIONS

For the purpose of this Addendum, the following definitions will apply:

a) "5ESS-2000 Switching Systems Products" means the 5ESS-2000 Switch, Growth and related Licensed Materials including, without limitation, Base Software.

b) "5ESS-2000 Switch" means any 5ESS-2000 Host Switch system (including the 5ESS-2000 Compact Digital Exchange ("CDX") and 5ESS-2000 Very Compact Digital Exchange ("VCDX")). With the exception of the VCDX, a 5ESS-2000 Switch contains at a minimum, an Administrative Module (AM), Communications Module (CM), and at least one (1) switch module. Any such Switch can act as a host for Optically Remote Modules ("ORMs"), Remote Switch Modules ("RSMs") and/or Extended Switch Modules ("EXMs"). The VCDX contains a Sun Workstation and one (1) Switch Module.

c) "Base Software" means the operating system and related Software, and operations, administration and maintenance features and functions, for all Seller's switch-based platforms.

d) "Growth" means any 5ESS-2000 hardware or software not purchased with the associated 5ESS-2000 Switch required to support the expansion of such 5ESS-2000 Switch, which may include without limitation any ORMs, RSMs, or EXMs.

e) "List Price" means Seller's list price in effect at the time of order placement.

f) "Switch Module/Switch Module 2000 (SM2000)" means a Module Control/Time Slot Interchange Unit along with a number of Peripheral units and related Software added to an embedded 5ESS-2000 Switch or to an existing RSM site.

g) "Peripherals" means hardware and/or Software extensions added subsequent to the installation of the initial 5ESS-2000 Switch, or Switch Module/Switch Module 2000.

h) "Transmission Systems Products" means a DDM-2000 OC-1 Fiber Reach Multiplexer, DDM-2000 OC-3 Multiplexer, DDM-2000 OC-12 Multiplexer, SLC(R)- 2000 Access System, SLC(R)-2000 MSDT, SLC(R)-Series 5 Carrier System, FT-2000 OC-48 Lightwave, Echo Canceller, DACS IV -2000,

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

     DACS II, Millennia ADM 155C, AnyMedia Fast, SLC Connect Reach, and SLC Line Reach and any related Licensed Materials and any other Transmission Systems Products as may be added based upon the mutual written agreement of both parties prior to order placement.

i) "Communications Software Products" for the purpose of this Addendum means Seller's NOC1, BILLDATS and ConnectVu products and any other Communications Software Products as may be added based upon the mutual written agreement of both parties.

j) "Network Product Group Products" means Seller's optical products/connectivity solutions and network power products furnished by Seller's Network Products Group.

k) "Private Branch Exchange (PBX) Systems Products" means Seller's PBX Systems Products (e.g. DEFINITY(R)) and voice mail products furnished by Seller's Business Communications Systems Group.

A-1.3     TERM OF ADDENDUM

This Addendum shall be coterminous with the General Agreement, unless earlier terminated as provided by this Addendum or the General Agreement, and shall remain in effect for so long as the General Agreement remains in effect.

A-1.4     STATEMENTS OF WORK

At Customer's request, Seller will provide pricing on a firm price quote basis for Seller's Communications Software Products. Such pricing shall be pursuant to separate Statements of Work to be developed and mutually agreed upon by both parties. All deliverables and their due dates related to such Communications Software Products shall be set forth, along with all fees, costs and related expenses in the Statements of Work. Executed Statements of Work and any changes thereto shall be in writing and made part of this Addendum.

A-1.5     ASSOCIATED ENTITY ORDERS

Subject to Seller's prior written approval, Customer's Associated Entities may place orders pursuant to the terms and conditions of the General Agreement. Associated Entity as used herein shall mean any corporation, partnership or venture in which Customer has a minority ownership interest, or any other entity as may be added based upon the mutual written agreement of both parties. Star Telecommunications Inc. maybe added based upon the mutual written agreement of both parties. Such corporation shall be deemed to be an Associated Entity of such Customer only as long as such ownership interest exists.

Seller will review Customer's prospective Associated Entities submitted by Customer in accordance with, but not limited to, Seller's then-current credit approval process. Seller agrees not to unreasonably withhold approval of such Associated Entities. Seller also agrees that the 5ESS-2000 Switch paid purchases of an Affiliate or Associated Entity received by Seller during the Term shall count towards the satisfaction of the Purchase Commitment, set forth in the Section entitled "Customer's Purchase Commitment."

A-1.6     TERMS OF DISCOUNT

Any purchase orders placed pursuant to this Addendum shall reference Contract Number LNM980824RMPT to qualify for the discounts incorporated herein. During the Term, all discounts shown in this Addendum are applicable to all Seller's Products, and related Licensed Materials listed herein only and are not applicable to related Services such as engineering and installation. Such discounts shall be


                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

applied to Seller's List Price. Discounts set forth in this Addendum will apply to all purchase orders requiring Seller's then-current standard delivery interval.

A-1.7     CUSTOMER'S PURCHASE COMMITMENT

(a) In consideration for the discounts, allowances, and incentives set forth in this Addendum, Customer agrees to directly procure from Seller a minimum of one hundred million US dollars ($100,000,000) of Contributing Purchases (as defined below) during the Term (the "Purchase Commitment"). In satisfaction of the Purchase Commitment, Customer shall procure at least sixteen (16) 5ESS-2000 Switches during the Term.

(b) For purposes of this Section, Contributing Purchases shall include, to the extent not more specifically stated in subsection (a) above, all of the dollar amounts actually received by Seller from Customer for (a) Seller's 5ESS-2000 Switching System Products, Transmission Systems Products, Network Product Group Products, Communications Software Products, Power Systems Products and related Licensed Materials and Services and (b) payments received by Seller's Business Communications Systems (BCS) Group from Customer for Seller's PBX purchases and Seller's voice mail purchases which may be procured by Customer under a separate agreement to be negotiated by Seller's BCS Group and Customer.

(c) If the Customer fails to meet the Purchase Commitment set forth above, then in addition to any other rights and remedies available to Seller under this Agreement, at law, in equity, or otherwise, then Seller may invoice and Customer shall pay, pursuant to the terms of this Agreement, an additional price premium to be calculated as follows:

If Customer procures at least [***] ([***]) 5ESS-2000 Switches but less than [***] ([***]) 5ESS-2000 Switches during the Term and Customer's Contributing Purchases total between [***] ([***]) and [***] ([***]) US dollars then, Customer shall pay an additional price premium equal to [***] ([***]) percent of the value of Contributing Purchases; or

If Customer procures at least [***] ([***]) but less than [***] ([***]) 5ESS-2000 Switches during the Term and Customer's Contributing Purchases total between [***] ([***]) and [***] ([***]) US dollars then, Customer shall pay an additional price premium equal to [***] ([***]) percent of the value of the Contributing Purchases; or

If Customer procures at least [***] ([***]) but less than [***] ([***]) 5ESS-2000 Switches during the Term and Customer's Contributing Purchases total between [***] ([***]) and [***] ([***]) US dollars then, Customer shall pay an additional price premium equal to [***] ([***]) percent of the value of the Contributing Purchases; or

If Customer procures at least [***] ([***]) but less than [***] ([***]) 5ESS-2000 Switches during the Term and Customer's Contributing Purchases total between [***] ([***]) and [***] ([***]) US dollars then, Customer shall pay an additional price premium equal to [***] ([***]) percent of the of the value of the Contributing Purchases; or

If Customer procures up to [***] ([***]) 5ESS-2000 Switches during the Term and Customer's Contributing Purchases total less than [***] ([***]) US dollars then, Customer shall pay an additional price premium equal to [***] ([***]) percent of the of the of the value of the Contributing Purchases.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

The provisions of this Section entitled, "Customer's Purchase Commitment," shall survive the expiration or earlier termination of this Agreement.

A-1.8    SERVICE CONTROL POINT (SCP) MODEL PRICING

In consideration for Customer's Purchase Commitment as set forth in the Section entitled "Customer's Purchase Commitment", Seller will provide Customer with the following pricing for Seller's Service Control Point (SCP) Model purchased directly from Seller during the Term. Such pricing shall be based upon the SCP Model configuration set forth in Appendix C attached hereto and made a part of this Addendum.

                     SERVICE CONTROL POINT MODEL PRICING**

-------------------------------------------------------------------
DESCRIPTION                                           Total Price
-------------------------------------------------------------------
SCP Hardware and Software                               $[***]
-------------------------------------------------------------------
Service Management System (SMS) RTU & Hardware           [***]
-------------------------------------------------------------------
Flexible Network Routing 1 & 2 service                   [***]
-------------------------------------------------------------------
Engineering                                              [***]
-------------------------------------------------------------------
Installation                                             [***]
-------------------------------------------------------------------
Advance Toll Free RTU Fee                                [***]
-------------------------------------------------------------------
Total Gross Price                                        [***]
-------------------------------------------------------------------
Less: Discount                                           [***]*
-------------------------------------------------------------------
Net Total Price                                         $[***]
-------------------------------------------------------------------

*The one time incentive of [***]([***]) US dollars is contingent upon Customer purchasing the SCP Model configuration shown above.

**Pricing is valid only for [***] ([***]) days from [***].

Additional SCP purchases during the Term shall be based on a discount of [***] per cent ([***]%) off the then current List Price. Any deviations from such configuration and the pricing related to such deviation shall be mutually agreed to in writing between the parties prior to order placement and shall be priced on a firm price quote basis.

A-1.8.1   SERVICE CONTROL POINT (SCP) GROWTH PRICING

In consideration for Customer's Purchase Commitment as set forth in the Section entitled "Customer's Purchase Commitment," Seller will further provide Customer with the following growth pricing to [***] the SS7 linkage of the SCP from [***] ([***]) to [***] ([***]) SS7 links for [***] ([***]) US dollars. This pricing is based on a [***] per cent ([***]%) discount off the then current List Price. Engineering and Installation costs are not included in this price.


Following are the components of the $[***] quote for each SCP:

([***])[***]
([***])[***]
([***])[***]
([***])[***]
[***]

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

A-1.9    PRICING PLAN FOR POWER PRODUCTS

In consideration for Customer's Purchase Commitment as set forth in the Section entitled "Customer's Purchase Commitment," Seller will provide the following discounts off the List Price for all purchases of Seller's Power products made by Customer directly from Seller during the Term.

     Manufactured Products          [***]%

     Purchased Products ([***])     [***]%

A-1.10   ANNUAL FORECAST

Within thirty (30) days of the execution date of this Addendum, Customer will submit in writing a quarterly forecast of its planned purchases of Seller's 5ESS-2000 Switching and Transmission Systems Products and/or related Licensed Materials and Services. Such forecasts shall include type(s), quantities, locations and other information as mutually agreed to by the parties. The forecasts will be updated quarterly, and shall provide a twelve (12) month rolling view of all prospective purchases by month. Customer will submit such forecasts to Seller's Account Manager at the following address:

               Greg Spanellis, Account Manager
               Lucent Technologies Inc.
               Room 4K508
               101 Crawfords Corner Road
               Holmdel, NJ 07733 U S

Customer will designate upon execution of this Addendum an authorized representative to coordinate the ordering and distribution of Products and related Licensed Materials and to interface with Seller's Account Manager as needed.

A-1.11   PRICING PLAN FOR 5ESS(R)-2000 PRODUCTS

In consideration for Customer's Purchase Commitment as set forth in the Section "Customer's Purchase Commitment" Seller will provide the following discounts as described herein off the List Price for all purchases of the following products made by Customer directly from Seller during the Term:

     A-1.11.1    DISCOUNT SCHEDULE FOR 5ESS(R)-2000 SWITCH PRODUCTS

 -------------------------------------------------------------------------------------------------------
      PRODUCT TYPE             INITIAL SWITCH          DISCOUNTS FOR GROWTH          DISCOUNTS FOR
                                  DISCOUNTS           SM-2000 SWITCH MODULES       PERIPHERAL GROWTH
-------------------------------------------------------------------------------------------------------
5ESS(R)-2000 Switch                 [***]%                     [***]%*                    [***]
-------------------------------------------------------------------------------------------------------
RSM/ORM/EXM                         [***]%                     [***]                      [***]
-------------------------------------------------------------------------------------------------------

*This discount shall apply to SM-2000 Growth purchases only. The [***] percent ([***]) discount shall also apply to Peripherals and circuit packs contained within such SM-2000 Module and ordered as part of the Growth purchase order. Pricing for all other Peripheral orders shall be calculated using the [***] percent ([***]) discount shown above.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

     A-1.11.2    GROWTH DISCOUNTS FOR CUSTOMER DESIGNATED PERIODS

In addition to the above discounts, for each 5ESS(R)-2000 Switch purchased hereunder, a growth discount of [***] percent ([***]%) shall apply to orders for subsequent Growth and Peripheral Growth of said Switch received during any [***] ([***]) Customer designated [***] ([***]) [***] periods during the Term. Orders received for Growth and Peripheral Growth outside of such designated periods shall be priced in accordance with the discounts contained within the Section entitled, "Discount Schedule for 5ESS(R)-Switch Products."

For each RSM/ORM/EXM purchased hereunder, a growth Discount of [***] percent ([***]%) shall apply to orders for subsequent Growth and Peripheral Growth of said RSM/ORM/EXM Switch received during any [***] ([***]) Customer designated [***] ([***])[***] periods during the Term. Orders for Growth and Peripheral Growth received outside of such designated periods shall be priced in accordance with the discounts contained within the Section entitled, "Discount Schedule for 5ESS(R)-Switch Products."

The [***] ([***]) [***] ([***]) [***] periods referenced herein must be designated in writing by the Customer at the time of order placement and the commencement of such periods can only begin after Turnover of the applicable 5ESS-2000 Switch.

     A-1.11.3    PRICING PLAN FOR 5ESS-2000 SWITCH SOFTWARE RELEASES

For purposes of this section, the fees for Base Software releases shall mean the Software RTU and Office Data Assembler ("ODA") fees. The purchase by Customer of a 5ESS-2000 Switch during the Term includes, a license (subject to the licensing provisions of the General Agreement) to use the then-current Base Software release. In addition, if Customer licenses each consecutive annual generic Base Software release (after the generic release in effect at the time of each 5ESS-2000 Switch installation), then the RTU fees for each subsequent generic Base Software release will be fixed at [***] dollars ($[***]) per release for the first [***] ([***]) [***] following the in-service date (Cutover) of each 5ESS-2000 Switch. This [***] dollars ($[***]) RTU fee for the 5ESS-2000 Switch includes the generic RTU fee and Office Data Assembler Processing but does not include any additional hardware, engineering, installation or optional RTU feature fees. Customer will be responsible for all engineering charges associated with each Base Software release furnished by Seller under this Addendum.

Base Software releases shall be available to Customer in accordance with Seller's published announcement stating when customers can order Base Software subject, however, to Seller's then-current availability process and Seller's standard order intervals.

     A-1.11.4    5ESS-2000 SWITCH TRAINING INCENTIVE

In consideration of Customer's Purchase Commitment and upon Seller's receipt of a purchase order from Customer for the first 5ESS-2000 Switch, Seller will make available to Customer up to [***] ([***]) tuition-free training days upon execution and placement for the first switch purchase orders. The use of training day as used herein shall mean one student day per training class. Seller will also award to Customer [***] ([***]) additional tuition free training days for each subsequent 5ESS-2000 Switch beyond the first switch procured from Seller. Seller will make available to Customer [***] ([***]) additional training days for

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

RSMs, ORMs, and EXMs. Training days earned by Customer for each 5ESS-2000 Switch shall be used within [***] ([***]) [***] prior to Turnover date or within [***] ([***]) [***] after the Turnover date of such 5ESS-2000 Switch. Customer is responsible for all associated travel and living expenses for Customer personnel. Seller, at its option, shall offer training regionally at Seller's Training Centers. While Seller recommends core courses from its Customer Training Catalog, Customer may choose from any of Seller's 5ESS-2000 Switch related courses.

     A-1.11.5  INVENTORY CONTROL PROVISIONS FOR 5ESS-2000 SWITCHES

Seller will offer the Spares Exchange Service for 5ESS Switching Equipment (SES-
5) to address Customer's 5ESS-2000 System inventory control requirements. SES-5 will enhance equipment maintenance by facilitating the exchange of defective circuit packs for new or remanufactured devices in a timely manner. This service operates on a twenty-four-hour, seven-day-week basis, under the following delivery services options:

1.  Normal Delivery Interval (2 to 7 days)             $[***] per plug-in
2.  Emergency Delivery Interval (24 hours)             $[***] per plug-in
3.  Critical Delivery Interval (less than 24 hours)    $[***] per plug-in (minimum $[***] per order)

SES-5 will exchange Seller-manufactured material required to support a 5ESS-2000 Switch and the embedded 3B21 Computer for "readily returnable" material (e.g., circuit packs and plug-ins, but not disk or tape drives). Customer shall not be charged for the "readily returnable" material provided by Seller through SES-5 if the material for which it is exchanged is determined by Seller to be under warranty. If Seller determines such exchanged material to be out of warranty, Customer will be billed and shall pay for the material furnished by Seller through SES-5 based on the current SES-5 catalog price.

     A-1.11.6 TECHNICAL SUPPORT OF SELLER'S SWITCH AND TRANSMISSION SYSTEMS PRODUCTS AND LICENSED MATERIALS

Seller will, in addition to its repair obligations under the "Warranty" clause of the General Agreement, make available for purchase by Customer technical support for Seller's Switch and Transmission Systems Products and related Licensed Materials. Such technical support shall be provided under mutually agreed upon, separate technical support agreements entered into by the parties or on a per-problem basis at Seller's prevailing rates.

Seller will, in addition to the technical support specified above, make available for purchase by Customer post-warranty technical support. Such post-warranty technical support shall be provided under mutually agreed upon, separate post-warranty service contracts entered into by the parties or on a per-problem basis at Seller's prevailing rates. Separately from such warranty or post-warranty technical support services, Seller may offer Services designed to enhance the operating capabilities of Customer's network or system on a billable basis.

     A-1.11.7    FIVE FACILITY ACCESS INCENTIVE

In consideration of the Purchase Commitment set forth in the Section entitled, "Customer's Purchase Commitment," Seller will provide Customer access to Seller's Feature Interactive Verification Environment (FIVE) facility in Lisle, Illinois to enable Customer to test the following to the extent relating to the 5ESS-2000 Switching Systems Products purchased under this Addendum: new features of Seller's 5ESS-2000 Switching Systems Products, verification of new applications and simulation of call scenarios. To the extent relating to Seller's Switching and Transmission Systems Products

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

purchased under this Addendum, Seller may use the FIVE facility on a billable basis to integrate other vendor's equipment for Customer-specific applications. Such access shall be provided on a reservation basis only. Customer agrees to be reasonable in its requests for reservations and will provide reasonable notice of any cancellation.

A-1.12    5ESS-2000 SWITCH DOCUMENTATION

In consideration of the Purchase Commitment set forth in the Section entitled "Customer's Purchase Commitment," and upon the receipt of a purchase order for Customer's 5ESS-2000 Switch, Seller will make available to Customer at no charge two (2) copies of CD ROM documentation. In addition, Seller will provide to Customer at no charge one (1) copy each of the most recent text and drawing CD-ROM or one (1) login to the 5ESS(R) Switch Documentation World Wide Web Internet site for each new host/standalone Switch site. No documentation will be provided to RSMs (Remote Site Modules) or ORMs (Optical Remote Modules).

In addition, Seller will provide updates at [***] to the host/standalone site for a period of [***] ([***]) [***] following switch Turnover. After the initial [***] ([***]) [***] update period, Customer may purchase an update subscription at the standard subscription rate.

A-1.13    PRICING PLAN FOR TRANSMISSION SYSTEMS PRODUCTS

Seller will provide the following discounts off the List Price for all purchases of the following products made by Customer directly from Seller during the Term.

     TRANSMISSION SYSTEMS PRODUCTS DISCOUNT SCHEDULE
     ------------------------------------------------------------------------
     TRANSMISSION SYSTEMS PRODUCTS*                              DISCOUNT
     ------------------------------------------------------------------------
     DDM-2000
     ------------------------------------------------------------------------
     DDM-2000  OC-3 BAYS/SHELVES                                  [***]%
     ------------------------------------------------------------------------
     DDM-2000  OC-3 PLUGS-INS                                     [***]%
     ------------------------------------------------------------------------
     DDM-2000  OC-3 SOFTWARE                                      [***]%
     ------------------------------------------------------------------------
     DDM-2000  OC-12 BAYS/SHELVES                                 [***]%
     ------------------------------------------------------------------------
     DDM-2000  OC-12 PLUG-INS                                     [***]%
     ------------------------------------------------------------------------
     DDM-2000  OC-12 SOFTWARE                                     [***]%
     ------------------------------------------------------------------------
     DDM-2000 FIBEREACH WIDEBAND SHELF                            [***]%
     ------------------------------------------------------------------------
     DDM-2000 FIBEREACH OC-1 PLUGS-INS                            [***]%
     ------------------------------------------------------------------------
     DDM- 2000 OC-3 & OC-12 CABLES
     ------------------------------------------------------------------------
     FT-2000                                                      [***]%
     ------------------------------------------------------------------------
     FT-2000 OC-48 BAYS/SHELVES/COMMON PLUG-INS                   [***]%
     ------------------------------------------------------------------------
     FT-2000 OC-48 HIGH SPEED OPTICS & LOW SPEED PLUG-INS         [***]%
     ------------------------------------------------------------------------
     FT-2000 OC-48 SOFTWARE                                       [***]%
     ------------------------------------------------------------------------
     FT-2000 CABLES                                               [***]%
     ------------------------------------------------------------------------
     SLC-2000 CARRIER SYSTEM:
     ------------------------------------------------------------------------
     SLC-2000 BAYS/SHELVES                                        [***]%
     ------------------------------------------------------------------------
     SLC-2000 COMMONS                                             [***]%
     ------------------------------------------------------------------------
     SLC-2000 (POTS/SPOTS)                                        [***]%
     ------------------------------------------------------------------------
     SLC-2000 (SPECIAL CHANNEL UNITS)                             [***]%
     ------------------------------------------------------------------------

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

     ------------------------------------------------------------------------
     TRANSMISSION SYSTEMS PRODUCTS*                              DISCOUNT
     ------------------------------------------------------------------------
     SLC-2000 SOFTWARE                                            [***]%
     ------------------------------------------------------------------------
     ISDN CHANNEL UNITS                                           [***]%
     ------------------------------------------------------------------------
     SLC(R) SERIES 5 CARRIER SYSTEM:
     ------------------------------------------------------------------------
     SLC SERIES 5 BAYS/SHELVES                                    [***]%
     ------------------------------------------------------------------------
     SLC SERIES 5 COMMONS                                         [***]%
     ------------------------------------------------------------------------
     SLC SERIES 5 (POTS/SPOTS)                                    [***]%
     ------------------------------------------------------------------------
     SLC SERIES 5 (SPECIAL CHANNEL UNITS)                         [***]%
     ------------------------------------------------------------------------
     ISDN CHANNEL UNITS                                           [***]%
     ------------------------------------------------------------------------
     FIBEREACH NARROW BAND SYSTEM
     ------------------------------------------------------------------------
     NARROW BAND SHELF                                            [***]%
     ------------------------------------------------------------------------
     NARROW BAND COMMONS                                          [***]%
     ------------------------------------------------------------------------
     NARROW BAND (POTS/SPOTS)                                     [***]%
     ------------------------------------------------------------------------
     NARROW BAND (SPECIAL CHANNEL UNITS)                          [***]%
     ------------------------------------------------------------------------
     FIBERREACH CABLES                                            [***]%
     ------------------------------------------------------------------------
     MULTI-SERVICES DISTANT TERMINAL (MSDT)
     ------------------------------------------------------------------------
     MSDT TERMINAL                                                [***]%
     ------------------------------------------------------------------------
     MSDT PLUG-INS                                                [***]%
     ------------------------------------------------------------------------
     DACS IV-2000                                                 [***]%
     ------------------------------------------------------------------------
     DACS III-2000                                                [***]%
     ------------------------------------------------------------------------
     DSX-1                                                        [***]%
     ------------------------------------------------------------------------
     DSX-3                                                        [***]%
     ------------------------------------------------------------------------
     ANYMEDIA FAST 303/08
     ------------------------------------------------------------------------
     ANYMEDIA SHELF/COMMONS                                       [***]%
     ------------------------------------------------------------------------
     POTS ONLY APPLICATION PACK                                   [***]%
     ------------------------------------------------------------------------
     PROGRAMMABLE APPLICATION PACK                                [***]%
     ------------------------------------------------------------------------
     ISDN APPLICATION PACK                                        [***]%
     ------------------------------------------------------------------------
     ADSL APPLICATION PACK                                        [***]%
     ------------------------------------------------------------------------
     SLC CONNECT REACH
     ------------------------------------------------------------------------
     HARDWARE                                                     [***]%
     ------------------------------------------------------------------------
     POTS CHANNEL UNITS                                           [***]%
     ------------------------------------------------------------------------
     DATA CHANNEL UNITS                                           [***]%
     ------------------------------------------------------------------------
     SERVER CARD                                                  [***]%
     ------------------------------------------------------------------------
     SLC LINE REACH
     ------------------------------------------------------------------------
     SHELF                                                        [***]%
     ------------------------------------------------------------------------
     COMMONS                                                      [***]%
     ------------------------------------------------------------------------

*   This does not include [***]
The applicable merchandise class for Seller's Transmission Systems Products and related Licensed Materials shall determine the applicable discount level.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

A-1.14    TRANSMISSION SYSTEMS PRODUCTS TRAINING

For each [***] dollars ($[***]) in total paid purchases of Seller's Transmission Systems Products, Seller will provide one (1) tuition-free training day. The use of training day as used herein shall mean one student day per training class. Training days earned by Customer for Transmission Systems Products shall be used within [***] ([***]) [***] after the Turnover date for such Transmission Systems Products. Customer is responsible for all associated travel and living expenses for Customer personnel. Seller, at its option, shall offer training regionally at Seller's Training Centers. While Seller recommends core courses from its Customer Training Catalog, Customer may choose from any of Seller's Transmission Systems Product related courses.

A-1.15    COMMUNICATIONS SOFTWARE PRODUCTS CREDIT

In consideration for the Purchase Commitment set forth in the Section entitled, "Customer's Purchase Commitment," Seller will provide Customer with a credit equal to [***] dollars ($[***]) to be applied towards Customer's first purchase order for Seller's Communications Software Products (CSP) where such order shall be for at least [***] ([***]) of the following CSP Products: BILLDATS, NOC-1, ConnectVu. As noted within the Section, entitled "Statements of Work," the Statements of Work related to these Communication Software Products shall be developed within [***] ([***])[***] of the execution of this Agreement or as mutually agreed to between the parties .

     A-1.15.1  TERMS OF PAYMENT INCENTIVE FOR COMMUNICATIONS SOFTWARE
               PRODUCTS

If Customer's first purchase order for Seller's Communications Software Products
(CSP) is for at least [***] ([***]) of the [***] ([***]) or for all [***]
([***]) of the CSP Products described in the above Section entitled Communications Software Products Credit and such order is received within [***] ([***])[***] of the execution of this Agreement then, Seller shall provide the following payment and invoicing terms for such order as follows:

Customer shall in addition to receiving the [***] ([***]) dollar credit pay [***] of the remaining amount for the CSP Software at the time of order placement and the balance of the order no later than [***] from the initial invoice date.

A-1.16    CHECKMATE MARKETING & BUSINESS SOLUTIONS MARKETING
               DEVELOPMENT FUND ALLOWANCE

In consideration for the Purchase Commitment set forth in the Section entitled, "Customer's Purchase Commitment", Seller agrees to provide Customer with following incentives related to the Checkmate Marketing and Business Solutions Market Development Fund (hereinafter "MDF") described in Appendix A, entitled "Checkmate and Marketing & Business Solutions Marketing Development Guidelines" attached hereto and made part of this Agreement:

(a) Upon the execution of this Agreement, Seller agrees to provide [***] to Customer the

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

     Checkmate element services listed in Appendix B. The total value of these Checkmate Services equals [***] dollars ($[***]).
(b) Seller also agrees to create a MDF as described in Appendix A into which Seller will allocate up to [***]% of Customer's paid purchases of Seller's 5ESS-2000 Products and related Licensed Materials (excludes engineering, installation, and related Services) and Transmission Systems Products during the Term of this Addendum.
(c) Upon the Effective Date, Seller shall provide Customer with a credit allocation into the MDF equal to [***] ($[***]) as an advance against the credits to be earned by Customer under the Section A 1.13 (b). Upon such advance, no further credit allocations shall be earned or accrued by Customer until its paid purchases to Seller exceeds [***] dollars ($[***]) at which time the advance shall be satisfied.

Any amounts allocated to the MDF hereunder shall be subject in all respects to and may be utilized by Customer only in accordance with the MDF Guidelines attached hereto and must be used prior to the Term expiration or be forfeited.

A-1.17    [***]

[***].

[***].

[***].

[***].

[***].

A-1.18    INVOICES AND TERMS OF PAYMENT

For Customer's first order for the first switch site only and until an adequate credit line has been established, all Customer's purchase orders will be subject to the invoices and payment terms shown below. If a sufficient line of credit has not been established prior to the shipment of the second order, shipment of such order and all subsequent orders will be pursuant to the invoice and payment terms Section 1.9 of the General Agreement. Further, if at any time Customer does not meet the Net 30 payment requirements specified below, the invoices and terms of payment clause specified in Section 1.9 in the General Agreement, will apply for subsequent orders.

(a) Except as otherwise specified above, for orders in which an adequate line of credit has been established, Products and Licensed Materials (including transportation charges and taxes, if applicable) will be billed by Seller when shipped, or as soon thereafter as practicable. A sample invoice is provided in
Exhibit 2 of the General Agreement for informational purposes only. Engineering will be billed with the initial shipment of Product(s). Installation will be billed as performed or as soon thereafter as practical. Payment in full for all invoiced or billed amounts is due for receipt by Seller within thirty (30) days of the invoice or bill date. All payments other than EFT payments described in subsection (c) below shall be forwarded to Seller at the following address:

If by regular mail:    Lucent Technologies Inc.
                       P.O. Box 100317
                       Atlanta, GA 30384-0317
                       Attn: Accounts Receivable

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

If by overnight courier:  NationsBank
                          Account Number 143049062
                          6000 Feldwood Road
                          P.O. Box 100317
                          College Park, GA 30349

(b) Bill and Hold Products will be invoiced by Seller upon the earlier of (i) completion of assembly at Seller's facility or (ii) upon stocking at Customer's designated location. Such invoice will serve as Seller's notification that Bill and Hold Products are complete and ready to be released by Customer for final shipment. The date of the invoice, which shall be the stocking date, shall be deemed the warranty start date.

(c) Customer shall have the right to pay any amounts due Seller hereunder using Electronic Funds Transfer ("EFT"). Seller reserves the right to cancel the Customer's right to pay using EFT with thirty (30) days notice to the Customer.

(d) EFT payments by Customer shall be made to the following account of Seller or such other account as is subsequently designated by Seller in writing and, concurrent with the EFT payment, Customer shall fax a copy of the [federal wire instructions/remittal] to Seller's Manager Cash Operations at 770-750-4288.

Customer will EFT funds to the following location:

     Chase Manhattan Bank
     New York, New York
     Lucent Technologies Inc.
     ACCT. 910144-9099
     ABA 021000021

(e) If Customer fails to pay any invoiced amount when due, the invoiced amount will be subject to a late payment charge at the rate of [***] percent
([***]%) per month, or portion thereof, of the amount due (but not to exceed the maximum lawful rate). Customer agrees to pay Seller's attorneys' fees and other costs incurred by Seller in the collection of any amounts invoiced hereunder.

(f) Customer agrees to review invoice upon receipt and if necessary, initiate billing inquires within ten (10) days of receipt of invoice. Inquiries can be initiated in writing or by telephone and shall be directed to the address or telephone number identified on the invoice.

ENTIRE AGREEMENT

Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect. The terms and conditions contained in this Addendum and those nonconflicting terms and conditions of the General Agreement supersede all prior oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives on the date(s) indicated.

PaeTec Communications, Inc.             Lucent Technologies Inc.

By: /s/ Arunas A. Chesonis              By: /s/ Gerard T. Cafaro
   -----------------------------------     -----------------------------------
Name: Arunas A. Chesonis                Name: Gerard T. Cafaro
     ---------------------------------       ---------------------------------
Title: Chairman and CEO                 Title: Assistant Vice President
      --------------------------------        --------------------------------
Date: September 16, 1998                Date: 9/16/98
     ---------------------------------       ---------------------------------

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT


                                  APPENDIX A



                                   CHECKMATE
                        MARKETING & BUSINESS SOLUTIONS
                          MARKETING DEVELOPMENT FUND

                                  GUIDELINES

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary



                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT


                   CHECKMATE MARKETING & BUSINESS SOLUTIONS
                     MARKETING DEVELOPMENT FUND GUIDELINES                11/96

The Checkmate Marketing & Business Solutions Marketing Development Fund (hereinafter "MDF") is a cooperative approach to marketing and promotion. The program provides assistance for pre-approved market development and promotional activities executed by authorized Lucent Technologies Global Commercial Markets
(GCM) Customers to stimulate switched services sales activity.

MDF Funding
 .  Funding is based on the year's purchases of Lucent Technologies Network
   Systems 5ESS(R) Switching and, Transmission and OS products only. Network Systems products are used to calculate the amount of MDF funds. Note: Network Cable Systems products are not eligible for rebate reimbursement calculations under this plan.
 . For customers to be eligible for MDF, a written marketing plan must be jointly approved by the Lucent Technologies GCM Marketing Administrator and sales organization and the customer's marketing and sales organization prior to submission of any MDF reimbursement claims.
 . Proper MDF forms are submitted by the customer along with supporting documentation for pre-approval. After approval, copies of original paid invoices are submitted. MDF reimbursements are issued as credits to be applied to current or future Lucent Technologies invoices.
 . Funding is based on a percentage of the year's total paid direct purchases only.

It's a Five Step Process
1. Jointly prepare a Marketing Development Business Plan. This plan must at a minimum include:
     . Marketing opportunities or projects designed to stimulate switched services sales activities
     . Forecasts of new revenues produced with corresponding cost summaries, and
     .  Specific "measurements of success."
2. Submit a completed MDF Submittal Form for pre-approval.
3. When the project is completed, the approved MDF Submittal Form will be returned to Lucent Technologies along with paid invoices and substantiating documents.
4. The MDF program administrator will process the reimbursement claim, verify that funding is available, and, if so, forward the approval documentation to the customer with a reimbursement certificate.
5. When submitted by the customer, the amount of the reimbursement certificate will be credited to the customer's account.

Answers to your Questions . . .
Your primary MDF contact with Lucent Technologies is your Account Representative. Your Representative can provide whatever assistance you may need in providing direction and planning marketing strategies. Lucent Technologies has appointed a Marketing Development Fund Administrator who handles day-to-day details of tracking and coordinating reimbursement claims within Lucent Technologies. You may contact the Administrator at the following address: 5 Wood Hollow Rd., Room 1I82, Parsippany, NJ 07054-2821.

                   *** CONFIDENTIAL TREATMENT REQUESTED ***

                                                                   LNM980824RMPT


                   CHECKMATE MARKETING & BUSINESS SOLUTIONS
                     MARKETING DEVELOPMENT FUND GUIDELINES

Activities Eligible for MDF Reimbursement

Direct marketing
Direct marketing may include advertising, e.g. print ads and radio spots, collateral salesware, catalogs, trade show fees, Lucent Technologies product displays, direct mail and telemarketing programs and other pre-approved activities. MDF funds may be utilized to assist with individual company customization of direct marketing materials, including development, printing, and one-time production costs on authorized mailings.

Events
MDF allowances may be used to off-set Lucent Technologies sponsorship of events such as technology forums, conferences, seminars, trade shows or other business related activities. Pre-approval requests must clearly demonstrate goals and objectives of the event. Reimbursement claims must include a list of any other co-sponsors, a copy of guest invitations to the event, detailed event cost estimates, and a full description of the participation, involvement, and activity by the Lucent Technologies Representative who would attend or support the event.

Database Acquisition
MDF can be utilized to fund a variety of pre-approved database tools such as market-based automated pricing tools (which could include basic Centrex rates, standard features, and ISDN rates and features), and Marketing Information Databases (such as MKIS) for client prospecting, lead generation and infrastructure modeling.

Sales Incentive Programs
Incentive programs to stimulate switched services sales are designed and administered by the customer. A jointly established target for service activity penetration must be in effect and tracked for the duration of the program. Proposed incentive programs must conform to the following guidelines:

 .  An outline of procedures to administer, track and audit the program is provided.
 . Estimated program costs, award descriptions and values are identified. . A complete program activity description with specific time-frames is established.
 . A list of participating Account Executives and Sales Managers and their incentive program objectives is submitted to Lucent Technologies.

Training
Lucent Technologies offers a wide range of educational opportunities, and encourages Lucent Technologies sponsored customers to increase product knowledge and marketing and sales skills. Lucent Technologies training courses are delivered at Lucent Technologies training locations or suitcased to remote locations.

MDF Personnel
 . Under the MDF program, the Lucent Technologies customer may fund technical consultants and/or marketing sales consultant personnel to implement marketing and sales programs to stimulate switched services sales activity. All pre-approved personnel funded by MDF must be dedicated 100% to stimulating Lucent Technologies switched services sales. All expenses must conform to standard Lucent Technologies voucher guidelines. All expenses require pre-approval and must include: overall project concept, opportunity identification, program cost, and a detailed action plan with measurable milestones and start-stop dates. MDF payments for personnel are made quarterly.


                                  Appendix B

                     CHECKMATE ELEMENT SERVICES INCENTIVE

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

--------------------------------------------------------------------------------------------------------
ITEM NO.   CHECKMATE SERVICE DESRIPTION                                                  PRICE
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
204        RBOC PRICING (10 Tariffs and 2 cities under one tariff)                       $[***]
--------------------------------------------------------------------------------------------------------
205        RBOC MTCE (Qtrly mtce for 10 tariffs)                                         $[***]
--------------------------------------------------------------------------------------------------------
301        Multimedia Presentation package: 70 copies Multimedia Presentation, Sales
           Toolkit, IAP services guide and forms                                         $[***]
--------------------------------------------------------------------------------------------------------
401        Introduction to Telecom Training (70 copies of CBT training)                  $[***]
--------------------------------------------------------------------------------------------------------
403        Introduction to Centrex (70 copies of self paced training)                    $[***]
--------------------------------------------------------------------------------------------------------
404        Centrex Applications (Instructor led training for 12 cities & 70 users)       $[***]
--------------------------------------------------------------------------------------------------------
405        IAP CBT  (70 copies of CBT Training )                                         $[***]
--------------------------------------------------------------------------------------------------------
406        Marketplace  (70 copies of CBT Training)                                      $[***]
--------------------------------------------------------------------------------------------------------
501        IAP Training (Instructor led training for 12 cities and 70 users)             $[***]
--------------------------------------------------------------------------------------------------------
502        New City Rollout (Instructor led training for 12 cities and 70 users)         $[***]
--------------------------------------------------------------------------------------------------------
503        ISDN Configurator (70 Copies)                                                 $[***]
--------------------------------------------------------------------------------------------------------
600        Checkmate Consulting (10 days of Marketing and Sales Support in addition to
           Checkmate integration)                                                        $[***]
--------------------------------------------------------------------------------------------------------
601        Checkmate other miscellaneous services                                        $[***]
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Total      Total Checkmate Services Incentive                                            $[***]
--------------------------------------------------------------------------------------------------------

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

                                  APPENDIX C

                SERVICE CONTROL POINT (SCP) MODEL CONFIGURATION

SCP System Configuration -  4 SS7 Links/SCP (165 tps) in a mated environment.

----------------------------------------------------------------------------------------------------------
Item                                                                                         Quantity
----------------------------------------------------------------------------------------------------------
R8 SCP Hardware
----------------------------------------------------------------------------------------------------------
Control Server Hardware  The Model 2 Control Server Cabinet is equipped                        [***]
with active/standby 4-way SMP P6 200 MHz Processors with 512 MB RAM, 6 pair of 4GB disks (3-pair system, 3-pair user), Ethernet interface, 16-port asynch interface and system sanity monitoring equipment, 4 x.25 ports.
Also provides Control Server cabinet peripherals kit which includes 2 windowing terminals, Alarm Relay Unit, splitters and cables.
----------------------------------------------------------------------------------------------------------
Additional Hardware                                                                            [***]
----------------------------------------------------------------------------------------------------------
Miscellaneous Cabinet with Power Distribution Unit                                             [***]
----------------------------------------------------------------------------------------------------------
Modem Rack                                                                                     [***]
----------------------------------------------------------------------------------------------------------
Synchronous Modems                                                                             [***]
----------------------------------------------------------------------------------------------------------
Asynchronous Modems                                                                            [***]
----------------------------------------------------------------------------------------------------------
Printer                                                                                        [***]
----------------------------------------------------------------------------------------------------------
Telecom Server Hardware (The Telecom Server cabinet is equipped with 2 Telecom                 [***]
Servers each with 2 SS7 ports for a total of 4 SS7 links (ports) per SCP.
----------------------------------------------------------------------------------------------------------
Spares                                                                                         [***]
----------------------------------------------------------------------------------------------------------
SCP Model 2 System Spares Kit                                                                  [***]
----------------------------------------------------------------------------------------------------------
Synchronous Modem Card                                                                         [***]
----------------------------------------------------------------------------------------------------------
Asynchronous Modem Card                                                                        [***]
----------------------------------------------------------------------------------------------------------
Filter Kit                                                                                     [***]
----------------------------------------------------------------------------------------------------------
Blank Tape Kit                                                                                 [***]
----------------------------------------------------------------------------------------------------------
Simm Mod 64MB                                                                                  [***]
----------------------------------------------------------------------------------------------------------
Documentation                                                                                  [***]
----------------------------------------------------------------------------------------------------------
Single User License and CD-ROM Media                                                           [***]
----------------------------------------------------------------------------------------------------------

SMS (K-460 Duplex) Hewlett Packard System:
-------------------------------------------------------------------------------------------------------
Item                                            Configuration
-------------------------------------------------------------------------------------------------------
Hewlett Packard System                          (duplex HP-K460 e/w 4 CPUs, 1.28GB RAM, 120GB
                                                disk storage, support for up to 8 network
                                                element interfaces)

                                                Single User license and CD-ROM Media documentation
                                                one copy
-------------------------------------------------------------------------------------------------------
Additional Equipage                             SMS peripherals kit for duplex systems (2 ethernet
                                                switches, 2 terminal servers, 1 Alarm Relay Unit,
                                                1 modem, 2 system console PCs w EXCEED software,
                                                2 modem racks e/w 32 synchronous
                                                1 standalone maintenance modem)
-------------------------------------------------------------------------------------------------------

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM980824RMPT

Assumptions:

1. Quote assumes [***] of Gold Support Maintenance for the SCP pair and the SMS. The Lucent Customer Technical Support organization is accessible via pager 24 hours per day in the event of a service disruption. Otherwise, the maintenance period is 8 a.m. - 5 p.m. CST/CSD, Monday-Friday, except holidays.
2. The current standard engineering, manufacturing, and installation interval for this equipment is 16 weeks and is subject to change.
3. Since Lucent does not currently have access to forecasts of PaeTec's expected SS7 traffic that will require SCP transactions, Lucent has quoted its smallest SCP system which will handle 165 Transactions per Second of Flexible Network Routing service traffic, assuming one half of the calls are for an FNR function that requires one SCP query and one half of the calls are for an FNR function that requires two SCP queries. Since a Lucent SCP can be configured in the following increments: 4 links, 8 links, 16 links, 32 links (the maximum), an increase in TPS rates needed or the addition of other services to the SCP will require subsequent engineering analysis to determine the needed link or CPU growth. Each SCP of the mated pair is quoted at 40% link occupancy so each of the SCPs can handle all of the SS7 queries from the Signal Transfer Point in the event it is necessary for one SCP of the mated pair to carry the entire traffic load.
4. Quote for the 4 SS7 link SCP pair DOES NOT include engineering and installation services charges.
5. Seller will provide [***] ([***]) days of SCP related training to Customer. Such training days must be used with [***] of the Turnover Date of the SCP Product or be forfeited. Additional SCP, SMS, and service courses can be scheduled at a Lucent facility for a fee of $[***] per student per day. Courses can also delivered to the customer site for the fee as stated above plus travel and living expenses.
6. Pricing includes [***] ([***]) [***] of product integration and [***] ([***]) [***] of acceptance testing services.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                        Lucent Technologies Proprietary

                                                                   LNM981204KBPT


                              ADDENDUM NUMBER TWO

               5ESS(R)-2000 SWITCH LONG DISTANCE FEATURE PACKAGE

                              PURCHASE AGREEMENT

                     BETWEEN PAETEC COMMUNICATIONS, INC.,

                         AND LUCENT TECHNOLOGIES INC.


This Addendum Two, LNM981204KBPT (hereinafter "Addendum"), is made effective as of the 17th day of December 1998 ("Effective Date"), by and between PaeTec Communications, Inc., a Delaware corporation with offices located at 290 Woodcliff Drive, Fairport, NY 14450 (hereinafter "Customer"), and Lucent Technologies Inc., a Delaware corporation, acting through its Global Service Provider Group (formerly Network Systems Group), with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974, (hereinafter "Seller").

WHEREAS, PaeTec Communications, Inc. and Seller have entered into a certain General Agreement, Contract #LNM980716RMPT effective June 17, 1998, and entered into Addendum Number One to the General Agreement Contract #LNM980824RMPT effective September 16, 1998 (hereinafter collectively referred to as the "General Agreement") as amended from time to time by Seller and Customer, setting forth the terms and conditions pursuant to which Seller agreed to supply and Customer agreed to procure certain Lucent Products, Licensed Materials or Services (as such terms are defined therein); and

WHEREAS, Customer and Seller desire to establish in this Addendum additional terms and conditions applicable to Customer's purchase and/or license for use, as appropriate, of certain Products and related Licensed Materials and Services,

NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

A-1.1    SCOPE OF ADDENDUM

Notwithstanding anything to the contrary contained within the General Agreement, this Addendum shall apply to: (1) Customer's purchase orders for Seller's Long Distance Feature Packages which will provide the long distance related features as listed in Exhibit 1 attached hereto and made part of this Addendum (hereinafter "Long Distance Feature Packages" and; (2) Customer's purchase orders for Real Time Call Detail (RTCD) Product and related Licensed Materials as listed within Exhibit 2 attached hereto and made a part of this Agreement. This Addendum is issued pursuant to and incorporates the non-conflicting terms and conditions of the General Agreement. In the event of any conflict or inconsistency between the terms of this Addendum and the terms of the General Agreement, the terms of this Addendum shall prevail.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                     Lucent Technologies Inc. Proprietary

                                                                   LNM981204KBPT

A-1.2  PRICING PLAN FOR LONG DISTANCE FEATURE PACKAGES.

At Customer's request, Seller will provide firm price quotations for the Long Distance Feature Packages and Real Time Call Detail (RTCD) Product and Licensed Material contained within Exhibits 1 & 2, respectively.

A-1.3  [***]


[***].

     [***].

[***].

[***].

[***].

A-1.4 ADDITIONAL SUPPORT INCENTIVES RELATED TO DELIVERY OF LONG DISTANCE FEATURE PACKAGES.

In consideration for Customer's Purchase Commitment as set forth in the Section entitled "Customer's Purchase Commitment" of the Agreement, Seller will provide, at no additional charge, the following incentives for Customer's first order for Long Distance Feature Packages:

i. [***] ([***]) [***] to assist Customer's engineering in completing the necessary information required for ODA with respect to the Long Distance features only.
ii. [***] ([***]) [***]. dedicated to the installation activities of the long distance features included within Attachment 1.

A-1.5  TERMS OF PAYMENT [***] FOR LONG DISTANCE
       FEATURE PACKAGES AND REAL TIME CALL DETAIL ORDERS.

In consideration for Customer's Purchase Commitment as set forth in the Section entitled "Customer's Purchase Commitment" of the Agreement, Seller will provide the following extended payment terms incentive for Customer's first order only for: (1) the Long Distance Feature Packages and (2) the Real Time Call Detail Frame. For Customer's initial order only of these items Seller agrees to: (1) issue invoices for these items upon Seller's notice of installation completion (i.e. Turnover date) and (2) provide extended payment terms for these items only of Net [***] from the date Seller provides its notice of installation complete.

A-1.6  5ESS-2000 TRAINING INCENTIVE

Refer to Section A-1.11.4 of Addendum Number One and delete the fourth sentence in its entirety and replace it with the following provision:

     Seller will make available to Customer [***] ([***]) additional training days for RSMs, ORMs, and EXMs.

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                     Lucent Technologies Inc. Proprietary

                                                                   LNM981204KBPT


All other provisions of such Section remain unchanged.

ENTIRE AGREEMENT

Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect. The terms and conditions contained in this Addendum and those nonconflicting terms and conditions of the General Agreement supersede all prior oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives on the date(s) indicated.

PaeTec Communications, Inc.           Lucent Technologies Inc.

By: /s/ Richard Ottalagana            By:    /s/ Gerard T. Cafaro
    _____________________________            ________________________________

Name: Richard Ottalagana              Name:  Gerard T. Cafaro
      ___________________________            ________________________________

Title: Ex. V.P.                       Title: Sales V.P.
       __________________________            ________________________________

Date: 12/22/98                        Date:  12/18/98
      ___________________________            _______________________________

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                     Lucent Technologies Inc. Proprietary

                                                                   LNM981204KBPT

                                   EXHIBIT 1
              PaeTec Long Distance Features and Feature Packages

[***]      [***]        [***]     [***]       [***]
1. [***]   [***]        [***]     [***]       [***]
2. [***]   [***]        [***]     [***]       [***]
3. [***]   [***]        [***]     [***]       [***]
4. [***]   [***]        [***]     [***]       [***]
5. [***]   [***]        [***]     [***]       [***]
6. [***]   [***]        [***]     [***]       [***]
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                    ***CONFIDENTIAL TREATMENT REQUESTED***

                     Lucent Technologies Inc. Proprietary

                                                                   LNM981204KBPT

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                    ***CONFIDENTIAL TREATMENT REQUESTED***

                     Lucent Technologies Inc. Proprietary

                                                                   LNM981204KBPT


                                   EXHIBIT 2

                      REAL TIME CALL DETAIL (RTCD) FRAME


                    REAL TIME CALL DETAIL FRAME COMPONENTS:

Quantity                                 Description
--------------------------------------------------------------------------------
[***]        Cabinet Assembly incl. Intra bay cables, EMC and safety kits
--------------------------------------------------------------------------------
[***]        VT 100 Terminal and Cables
--------------------------------------------------------------------------------
[***]        28.8 Modem
--------------------------------------------------------------------------------
[***]        A/B Box
--------------------------------------------------------------------------------
[***]        Duplex system operation/application software bundle RTU
--------------------------------------------------------------------------------
[***]        DAT tapes
--------------------------------------------------------------------------------

* System Price does not include the following:
  Engineering
  Installation
  Inter Bay Cabling
  Cable Rack
  Spares Equipment

Recommended Spares Equipment include the Basic Spares Kit, ED5D838-30-G-40 equipped as follows:

--------------------------------------------------------------------------------
 Quantity                                Description
--------------------------------------------------------------------------------
   [***]                 Integrated Server with pre-loaded software
--------------------------------------------------------------------------------
   [***]                 Hot swap components for Data Storage
--------------------------------------------------------------------------------
   [***]                 Ethernet Hub Module
--------------------------------------------------------------------------------

                    ***CONFIDENTIAL TREATMENT REQUESTED***

                     Lucent Technologies Inc. Proprietary

                                       6